UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack Murphy, Esq.
One New York Plaza	Dechert
New York, New York 10004	1775 I Street, NW
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 28, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semiannual Report to Stockholders is filed herewith.

Goldman Sachs Funds

VALUE EQUITY FUNDS	Semiannual Report February 28, 2007

Long-term capital appreciation potential through portfolios of quality businesses that are believed to be undervalued.

Goldman Sachs Value Equity Funds

■	GOLDMAN SACHS LARGE CAP VALUE FUND

■	GOLDMAN SACHS GROWTH AND INCOME FUND

■	GOLDMAN SACHS MID CAP VALUE FUND

■	GOLDMAN SACHS SMALL CAP VALUE FUND

The Growth and Income Fund invests primarily in large-capitalization U.S. equity investments and also invests in fixed income securities. The Fund’s equity investments will be subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
The Large Cap Value Fund invests primarily in large-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions.
The Mid Cap Value Fund invests primarily in mid-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The securities of mid-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements.
The Small Cap Value Fund invests primarily in small-capitalization U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Stocks of smaller companies are often more volatile and less liquid and present greater risks than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS VALUE EQUITY FUNDS
What Differentiates Goldman Sachs’
Value Equity Investment Process?
Goldman Sachs’ Value Equity Team believes that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. Through independent fundamental research, the Team seeks to identify and invest in quality businesses that are selling at compelling valuations.

At the heart of our value investment philosophy is a belief in the rigorous analysis of business fundamentals. Our approach includes:

■	Meetings with management teams and on-site company visits

■	Industry-specific, proprietary financial and valuation models

■	Assessment of management quality

■	Analysis of each company’s competitive position and industry dynamics

■	Interviews with competitors, suppliers and customers
We seek to invest in companies:

■	When market uncertainty exists

■	When their economic value is not recognized by the market
We buy companies with quality characteristics. For us, this means companies that have:

■	Sustainable operating earnings or cash flow, or competitive advantage

■	Excellent stewardship of capital

■	Capability to earn above their cost of capital

■	Strong or improving balance sheets and cash flow

Value portfolios that offer:

■	Capital appreciation potential as each company’s true value is recognized in the marketplace
■	Investment style consistency

PORTFOLIO RESULTS
Large Cap Value Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Large Cap Value Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 8.32%, 7.95%, 7.92%, 8.53% and 8.25%, respectively. These returns compare to the 9.82% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

The U.S. equity markets finished another year with positive returns as strong gains during the six-month reporting period capped off a widely successful 2006. For the six months ended February 28, 2007, the S&P 500 Index returned 8.93%, while the NASDAQ returned 10.64%. The equity markets largely overcame early concerns over rising interest rates and inflation, as well as signs of a cooling housing market and ongoing geopolitical concerns. Toward the end of the period, concerns related to a U.S. recession, the Asian markets and the sub-prime lending industry prompted a significant sell-off in the U.S. equity markets in late February. This erased the market’s gains during the first two months of the calendar year.

For the six-month period, the Fund generated a positive return but lagged the gains of the Russell 1000 Value index. While the portfolio benefited from strong stock selection in Consumer Staples, Technology, and Consumer Cyclicals, this was offset by weakness in holdings in Services, Basic Materials, and Energy.

In Energy, several key holdings experienced weakness during the period. We remain positive about the long-term fundamentals in the industry, particularly for natural gas, and continue to invest in companies that we believe have low cost structures, disciplined management teams and quality assets. In addition, we think that some of the current merger activity suggests that corporate buyers share our positive view on well-positioned companies in this sector. The Fund’s overall exposure to Energy has decreased over the reporting period, as we selectively reduced holdings in this sector due to price strength or changed investment thesis. Toward the end of the period, we added to existing holding Williams Companies and initiated a position in Devon Energy Corp. We eliminated the Fund’s holdings in BJ Services Co. as increased competition has pressured pricing, and ConocoPhillips as we felt the risk/reward profile was less attractive.

In the Financials sector, news of deteriorating credit quality hurt sub-prime lenders where the Fund had limited exposure. Elsewhere in the sector, Bank of America Corp. detracted from results. However, the company has one of the few national banking franchises, with a dominant position in the most attractive areas of the U.S. and our conviction in Bank of America remains strong.

PORTFOLIO RESULTS

Several holdings in the Technology sector, such as Activision, Inc. and Cisco Systems, Inc, contributed positively during the reporting period. Activision, a California based video game publisher, benefited from strong sales in their video game products and management increased their outlook for the year. We continue to have a positive outlook on the long-term prospects of the company. Cisco Systems also traded up on news of a raised outlook and strong earnings driven by increased demand.

Top holdings Entergy Corp. and McDonald’s Corp. contributed to performance as they continued to benefit from improving margins, cost efficiencies and shareholder-oriented managements.
  Portfolio Composition

We established a number of new positions during the reporting period that we believe offer attractive upside potential. For example, we initiated a position in Sprint Nextel Corp. due to our belief that, with the Nextel integration issues largely addressed, Sprint has an opportunity to cut costs, reduce customer turnover and improve overall profitability. Sprint, in our view, trades at a compelling valuation for a wireless business with strong free cash flow generation.

We also initiated a position in General Electric Co. We believe the company is attractively valued relative to its history and should benefit from improving profitability and capital allocation. Management has been focused on increasing return on invested capital by reducing costs and divesting non-core business. We believe its margins are also likely to improve as business trends across many of its units are showing signs of strength.

Elsewhere in the portfolio, we eliminated the Fund’s positions in General Dynamics, Franklin Resources and J.C. Penney Co. as these stocks reached our target prices.
  Portfolio Highlights

The following stocks represent a sampling of holdings that impacted performance over the last six months.

■	Motorola, Inc. — Motorola’s shares declined due to margin pressures as low-end handset sales negatively impacted its results. We remain positive about the company’s long-term outlook and believe it is potentially on track to improve margins and market share.

■	Amgen, Inc. — Amgen, in the Health Care sector, also experienced a challenging period due to mixed data on new drugs in development. We continue to believe this attractively valued biotech leader will realize improvements in 2007.

PORTFOLIO RESULTS

■	Harrah’s Entertainment, Inc. and Equity Office Properties — Harrah’s Entertainment and Equity Office Properties enhanced the Fund’s results during the period. Harrah’s Entertainment recovered from its lows experienced earlier in 2006, receiving much attention due to the series of private equity bids placed on the company. The Fund also benefited from favorable acquisition activity as Equity Office Properties was sold to a private equity group. We subsequently sold the Fund’s position in both companies.
  Outlook

Many of our best performing stocks during the period were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move further into 2007, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private equity investments into select companies, particularly those with the cash flow characteristics we tend to favor. We maintain a valuation focus and are alert for emerging ideas across the investment landscape.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, March 22, 2007

FUND BASICS
Large Cap Value Fund
as of February 28, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2006–February 28, 2007	(based on NAV)[1]	Value Index[2]

Class A	8.32%	9.82%
Class B	7.95	9.82
Class C	7.92	9.82
Institutional	8.53	9.82
Service	8.25	9.82

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Since Inception	Inception Date

Class A	11.92%	9.06%	6.97%	12/15/99
Class B	12.36	9.16	7.00	12/15/99
Class C	16.61	9.47	7.00	12/15/99
Institutional	18.93	10.73	8.23	12/15/99
Service	18.39	10.23	7.77	12/15/99

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.23%	1.23%
Class B	1.98	1.98
Class C	1.98	1.98
Institutional	0.83	0.83
Service	1.33	1.33

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

Sprint Nextel Corp.	4.3%	Telephone
AT&T, Inc.	4.3	Telephone
Exxon Mobil Corp.	3.8	Energy Resources
Entergy Corp.	3.7	Electrical Utilities
Wachovia Corp.	3.4	Large Banks
The Williams Companies, Inc.	3.0	Diversified Energy
McDonald’s Corp.	3.0	Restaurants
Bank of America Corp.	2.9	Large Banks
Baxter International, Inc.	2.8	Medical Products
General Electric Co.	2.7	Parts & Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral (if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Growth and Income Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Growth and Income Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 8.78%, 8.36%, 8.37%, 8.99% and 8.72%, respectively. These returns compare to the 9.82% cumulative total return of the Fund’s benchmark, the Russell 1000 Value Index (with dividends reinvested), over the same time period.

The U.S. equity markets finished another year with positive returns as strong gains during the six-month reporting period capped off a widely successful 2006. For the six months ended February 28, 2007, the S&P 500 Index returned 8.93%, while the NASDAQ returned 10.64%. The equity markets largely overcame early concerns over rising interest rates and inflation, as well as signs of a cooling housing market and ongoing geopolitical concerns. Toward the end of the period, concerns related to a U.S. recession, the Asian markets and the sub-prime lending industry prompted a significant sell-off in the U.S. equity markets in late February. This erased the market’s gains during the first two months of the calendar year.

The Growth and Income Fund generated positive returns during the reporting period but lagged the gains of the Russell 1000 Value Index. The Fund had strong performance in the Consumer Staples, Utilities, and Energy sectors, which was offset by weakness experienced in Services, Basic Materials, and the Industrial sectors.

Highlights include several key holdings, such as Entergy Corp., McDonald’s Corp. and Cisco Systems, Inc., all of which recovered from mid-2006 lows. Each of these companies represents situations we favor — improving free cash flow trends, share repurchases and strong management teams. Top holding Entergy Corporation contributed to positive results as the company continues to benefit from a disciplined management team. McDonalds benefited from record profits, driven by all-time high overseas sales. Improvements to their menus, restaurant expansion and a strengthening brand has served the company well. Cisco traded up on news of a raised outlook and strong earnings driven by increased demand. We remain positive on the company’s long-term prospects.

Elsewhere in the portfolio, shares of Motorola, Inc. declined due to margin pressures as low-end handset sales negatively impacted results. We remain positive about the company’s long-term outlook and margin improvement opportunity. In Health Care, our investment in Amgen also experienced a challenging period due to mixed data on new drugs in development. We continue to believe this attractively valued biotech leader will realize improvements in 2007.

PORTFOLIO RESULTS
  Portfolio Composition

We also established several new positions that benefited the Fund. We established a position in Sprint Nextel Corp. due to our belief that, with the Nextel integration issues largely addressed, Sprint has an opportunity to cut costs, reduce customer turnover and improve overall profitability. Sprint, in our view, trades at a compelling valuation for a wireless business with strong free cash flow generation.

We also initiated a position in General Electric Co. We believe GE is attractively valued relative to its history and should benefit from improving profitability and capital allocation. Management has been focused on increasing return on invested capital by reducing costs and divesting non-core business. We believe margins are also likely to improve as business trends across many of their units are showing signs of strength.

We eliminated our positions in General Dynamics and J.C. Penney Co. as these stocks reached our target prices.
  Portfolio Highlights

The following stocks represent a sampling of holdings that impacted performance over the last six months.

■	Newell Rubbermaid, Inc. — Newell Rubbermaid, a Consumer Staples company, was a positive contributor to the Fund. Increased profits, led by strong sales and margin expansion helped boost its stock. We remain positive on the company’s long term prospects.

■	Activision, Inc. — Activision, a California based video game publisher, was also among the Fund’s contributors to performance during the reporting period. The company benefited from strong sales in their video game products and management increased their outlook for the year.

■	Waste Management, Inc. — Waste Management detracted from results, as its shares were hurt by lower profits and revenues compared to last year. Despite this setback, we continue to believe the company is well positioned to have continued margin growth and profitability.

PORTFOLIO RESULTS
  Outlook

Many of the Fund’s best performing stocks during the period were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move further into 2007, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private equity investments into select companies, particularly those with the cash flow characteristics we tend to favor. We maintain a valuation focus and are alert for emerging ideas across the investment landscape.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, March 22, 2007

FUND BASICS
Growth and Income Fund
as of February 28, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell 1000
September 1, 2006–February 28, 2007	(based on NAV)[1]	Value Index[2]

Class A	8.78%	9.82%
Class B	8.36	9.82
Class C	8.37	9.82
Institutional	8.99	9.82
Service	8.72	9.82

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged Russell 1000 Value Index is a market capitalization weighted index of the 1,000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Ten Years	Since Inception		Inception Date

Class A	15.53%	9.21%	5.31%	8.78%		2/5/93
Class B	16.09	9.33	5.13	6.38		5/1/96
Class C	20.30	9.62	n/a	2.79		8/15/97
Institutional	22.75	10.89	6.36	7.48		6/3/96
Service	22.14	10.34	5.82	9.15	[4]	2/5/93

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to March 6, 1996 (commencement of operations) is that of Class A Shares (excluding the impact of front-end sales charges applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Growth and Income Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Services Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.18%	1.18%
Class B	1.93	1.93
Class C	1.93	1.93
Institutional	0.78	0.78
Service	1.28	1.28

[5]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[6]

Holding	% of Net Assets	Line of Business

AT&T, Inc.	4.3%	Telephone
Exxon Mobil Corp.	4.1	Energy Resources
Sprint Nextel Corp.	3.6	Telephone
Entergy Corp.	3.5	Electrical Utilities
Wachovia Corp.	3.4	Large Banks
Bank of America Corp.	3.2	Large Banks
Citigroup, Inc.	2.8	Large Banks
McDonald’s Corp.	2.8	Restaurants
General Electric Co.	2.6	Parts & Equipment
Washington Mutual, Inc.	2.5	Specialty Financials

[6]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral (if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Mid Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Mid Cap Value Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 13.48%, 13.06%, 13.05%, 13.70% and 13.42%, respectively. These returns compare to the 13.95% cumulative total return of the Fund’s benchmark, the Russell Midcap Value Index (with dividends reinvested), over the same time period.

The U.S. equity markets finished another year with positive returns as strong gains during the six-month reporting period capped off a widely successful 2006. For the six months ended February 28, 2007, the S&P 500 Index returned 8.93%, while the NASDAQ returned 10.64%. The equity markets largely overcame early concerns over rising interest rates and inflation, as well as signs of a cooling housing market and ongoing geopolitical concerns. Toward the end of the period, concerns related to a U.S. recession, the Asian markets and the sub-prime lending industry prompted a significant sell-off in the U.S. equity markets in late February. This erased the market’s gains during the first two months of the calendar year.

The Fund generated positive results during the reporting period but lagged the gains of the Russell Midcap Value Index. The Fund had strong performance in the Consumer Cyclicals, Services and Financials sectors, but this was offset by weakness primarily in our Energy positioning.

In Energy, several key holdings experienced weakness during the reporting period. We remain positive about the long-term fundamentals in the industry, particularly for natural gas, and continue to invest in companies that we believe have low cost structures, disciplined management teams and quality assets. In addition, we think that some of the current merger activity suggests that corporate buyers share our positive view on well-positioned companies in this sector. The Fund’s overall exposure to Energy decreased over the reporting period as we selectively reduced holdings in this sector due to price strength or changed investment thesis. During the period, we added to existing holdings Williams Companies, EOG Resources, Inc. and Range Resources Corp. We reduced the Fund’s exposure to BJ Services Co. as increased competition has pressured pricing.

Top holdings Entergy Corp. contributed to performance as it continued to benefit from improving margins, cost efficiencies and shareholder-oriented managements.

Activision, Inc, a California based video game publisher, benefited from strong sales in their video game products and management increased their outlook for the year. Supervalu, Inc., a supermarket chain, was boosted by strong profits driven by its acquisition of Albertson’s and expectations of continued growth. We continue to view these companies as interesting investment opportunities.

PORTFOLIO RESULTS
  Portfolio Composition

We established a number of new positions that we believe offer attractive upside potential. Among them were Airgas, Inc. and Agrium, Inc. Airgas is a low cost producer and distributor of industrial and specialty gases. In our view, it is attractively valued and has the potential for substantial revenue and margin opportunities due to improved pricing and operating leverage. We believe Agrium, a fertilizer producer and retailer, is another company that benefits from a low cost structure. We feel that Agrium will also benefit from the strong global agriculture market, driven primarily by ethanol demand in the U.S.

We eliminated the Fund’s holdings in Unisys Corp., Apria Healthcare and Zebra Technologies as we felt the risk/reward profiles were less attractive.
  Portfolio Highlights

The following stocks represent a sampling of holdings that impacted performance over the last six months.

■	Harrah’s Entertainment, Inc. — Harrah’s Entertainment enhanced the Fund’s results during the period. It recovered from its lows experienced earlier in 2006, receiving much attention due to the series of private equity bids placed on the company. We reduced the Fund’s position in the stock to lock in profits.

■	Equity Office Properties — Equity Office Properties contributed positively to performance as it benefited from favorable acquisition activity and was sold to a private equity group. We subsequently sold the Fund’s position in the company and captured profits.

■	AMBAC Financial Group, Inc. — AMBAC Financial, a leading insurance company, was among the Fund’s detractors from performance. The company reported results shy of expectations due to increased competition and a difficult business environment among bond insurers. We remain positive on the company’s long-term prospects.

PORTFOLIO RESULTS
  Outlook

Many of the Fund’s best performing stocks during the period were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move further into 2007, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private equity investments into select companies, particularly those with the cash flow characteristics we tend to favor. We maintain a valuation focus and are alert for emerging ideas across the investment landscape.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, March 22, 2007

FUND BASICS
Mid Cap Value Fund
as of February 28, 2007
PERFORMANCE REVIEW

	Fund Total Return	Russell Midcap
September 1, 2006–February 28, 2007	(based on NAV)[1]	Value Index[2]

Class A	13.48%	13.95%
Class B	13.06	13.95
Class C	13.05	13.95
Institutional	13.70	13.95
Service	13.42	13.95

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell Midcap Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	9.24%	13.25%	n/a	10.81%	8/15/97
Class B	9.54	13.39	n/a	10.68	8/15/97
Class C	13.71	13.69	n/a	10.68	8/15/97
Institutional	16.06	15.00	14.37%	14.89	8/1/95
Service	15.50	14.47	n/a	11.62	7/18/97

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[4]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.17%	1.17%
Class B	1.92	1.92
Class C	1.92	1.92
Institutional	0.77	0.77
Service	1.27	1.27

[4]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[5]

Holding	% of Net Assets	Line of Business

Entergy Corp.	3.2%	Electrical Utilities
Range Resources Corp.	3.2	Energy Resources
The Williams Companies, Inc.	2.4	Diversified Resources
EOG Resources, Inc.	2.3	Energy Resources
KeyCorp.	2.3	Regional Banks
AMBAC Financial Group, Inc.	2.3	Property Insurance
Edison International	2.2	Electrical Utilities
PG&E Corp.	2.2	Electrical Utilities
PPL Corp.	2.0	Electrical Utilities
Seagate Technology	1.9	Computer Hardware

[5]	The top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[6]
Percentage of Net Assets

[6]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral (if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS
Small Cap Value Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Small Cap Value Fund during the six-month reporting period that ended February 28, 2007.
  Performance Review

Over the six-month period that ended February 28, 2007, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 10.66%, 10.26%, 10.27%, 10.89% and 10.62%, respectively. These returns compare to the 10.37% cumulative total return of the Fund’s benchmark, the Russell 2000 Value Index (with dividends reinvested), over the same time period.

The U.S. equity markets finished another year with positive returns as strong gains during the six-month reporting period capped off a widely successful 2006. For the six months ended February 28, 2007, the S&P 500 Index returned 8.93%, while the NASDAQ returned 10.64%. The equity markets largely overcame early concerns over rising interest rates and inflation, as well as signs of a cooling housing market and ongoing geopolitical concerns. Toward the end of the period, concerns related to a U.S. recession, the Asian markets and the sub-prime lending industry prompted a significant sell-off in the U.S. equity markets in late February. This erased the market’s gains during the first two months of the calendar year.

The Fund generated strong results during the reporting period and performed in line with the Russell 2000 Value Index. The Fund has been successful in preserving capital in a notably volatile market. Stock selection was strong in REITs, Healthcare and Utilities, while holdings in Consumer Cyclicals, Basic Materials and Consumer Staples experienced some weakness.

Several key holdings experienced weakness due to company-specific events. In the Industrial sector, shares of AirTran Holdings, Inc. declined due to fuel costs concerns. We believe these cost pressures are short-term in nature and continue to hold the position. Parallel Petroleum Corp. experienced several hurdles, including record warm weather patterns that pressured this and other Fund holdings in the Energy sector. Longer term, we believe the supply/demand trends should sustain higher pricing in the sector.

During the reporting period, the Fund benefited from several acquisitions, as mid and large companies sought to increase their growth while the economy slowed. For example, Oregon Steel received a buyout offer from a Russian steel consortium and we sold the holding to capture profits. We shifted part of the proceeds from the sale into the Fund’s holding in Olympic Steel. We think this attractively valued steel service center will profit from industry outsourcing as they expand their capabilities.

In Technology, we added to the Fund’s position in Electronics for Imaging, Inc. Shares of the printer controller manufacturer were weak due to concerns over the delayed release of their largest customer’s new product. This uncertainty afforded us an attractive entry point in the stock, as we believe demand trends should be positive going forward. Additionally, we think the company should benefit from continued prudent use of strong free cash flow and from the transition to wide-format printing.

PORTFOLIO RESULTS
  Portfolio Composition

We reduced several of the Fund’s Technology stocks, including Insight Enterprises, Inc. We trimmed the Fund’s position in Insight as increased spending and integration issues with a recent acquisition lowered our conviction.

In Financials, we initiated a position in Macquarie Infrastructure. We believe the stock should benefit from increasing its dividend. In addition, its net operating income is dispersed as they increased their infrastructure business in the U.S. and internationally. We sold Affiliated Managers Group, an asset management company with equity investments in a diverse group of mid-sized investment management firms, as its stock reached our price target.
  Portfolio Highlights

The following stocks represent a sampling of holdings that impacted performance over the last six months.

■	Oregon Steel — Oregon Steel enhanced the Fund’s results during the reporting period as the company was acquired at a premium.

■	Dobson Communications Corp. — Dobson Communications is a wireless phone service provider. The company’s shares moved higher on the back of a strong fourth quarter that was highlighted by improved profits and positive subscriber growth.

■	Mueller Industries, Inc. — Mueller Industries detracted from results during the reporting period. The company’s profits were negatively impacted by a soft housing market and declining copper prices. We continue to have a positive outlook on the long-term prospects of the company.
  Outlook

Many of the Fund’s best performing stocks during the period were companies engaged in efforts to rationalize their cost structures, divest non-strategic assets and generally improve returns on capital. As we move further into 2007, we will continue to seek similar opportunities as these programs of internal change can show positive results in an uncertain market environment. We believe the market will see an active flow of private equity investments into select companies, particularly those with the cash flow characteristics we tend to favor. We maintain a valuation focus and are alert for emerging ideas across the investment landscape.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Value Investment Team

New York, March 22, 2007

FUND BASICS
Small Cap Value Fund
as of February 28, 2007
PERFORMANCE REVIEW

September 1, 2006–February 28, 2007	Fund Total Return (based on NAV)[1]	Russell 2000 Value Index[2]

Class A	10.66%	10.37%
Class B	10.26	10.37
Class C	10.27	10.37
Institutional	10.89	10.37
Service	10.62	10.37

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 2000 Value Index is an unmanaged index of common stock prices that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS[3]

For the period ended 12/31/06	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	10.88%	12.49%	11.76%	12.26%	10/22/92
Class B	10.97	12.61	11.55	11.16	5/1/96
Class C	15.36	12.94	n/a	10.12	8/15/97
Institutional	17.78	14.22	n/a	11.41	8/15/97
Service	17.19	13.65	12.28[4]	12.63[4]	10/22/92

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
[4]	Performance data for Service Shares prior to August 15, 1997 (commencement of operations) is that of the Class A Shares (excluding the impact of the front-end sales charge applicable to Class A Shares since Service Shares are not subject to any sales charges). Performance of Class A Shares of the Small Cap Value Fund reflects the expenses applicable to the Fund’s Class A Shares. The fees applicable to Service Shares are different from those applicable to Class A Shares which impact performance ratings and rankings for a class of shares.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
EXPENSE RATIOS[5]

	Current Expense Ratio	Expense Ratio Before Waivers

Class A	1.48%	1.48%
Class B	2.23	2.23
Class C	2.23	2.23
Institutional	1.08	1.08
Service	1.58	1.58

[5]	The expense ratios of the Fund, both with and without waivers and expense limitations, are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights. The waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the Investment Adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS
TOP 10 HOLDINGS AS OF 2/28/07[6]

Holding	% of Net Assets	Line of Business

El Paso Electric Co.	1.5%	Electrical Utilities
Wabash National Corp.	1.4	Industrial Components
Parkway Properties, Inc.	1.2	REITs
Sprint Finance Corp.	1.2	REITs
PFF Bancorp, Inc.	1.2	Banks
Signature Bank	1.1	Banks
Parametric Technology Corp.	1.1	Computer Software
Minerals Technologies, Inc.	1.1	Chemical
Emulex Corp.	1.0	Computer Hardware
Lawson Software, Inc.	1.0	Computer Software

[6]	Top 10 holdings may not be representative of the Fund’s future investments.
SECTOR ALLOCATION[7]
Percentage of Net Assets

[7]	The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral (if any). Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS LARGE CAP VALUE FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 98.1%

Biotechnology – 2.7%
314,688	Amgen, Inc.*	$20,221,851
948,994	MedImmune, Inc.*	30,282,398

		50,504,249

Brokers – 3.2%
446,861	Lehman Brothers Holdings, Inc.	32,754,911
330,395	Merrill Lynch & Co., Inc.	27,647,454

		60,402,365

Chemicals – 1.1%
135,974	Air Products & Chemicals, Inc.	10,173,575
193,572	E.I. du Pont de Nemours & Co.	9,823,779

		19,997,354

Computer Hardware – 4.0%
556,463	Cisco Systems, Inc.*	14,434,650
812,658	Hewlett-Packard Co.	32,002,472
1,094,801	Seagate Technology	29,450,147

		75,887,269

Computer Software – 1.8%
2,013,613	Activision, Inc.*	33,667,609

Construction – 1.0%
367,790	Lennar Corp.	18,109,980

Defense/Aerospace – 1.2%
271,085	The Boeing Co.(a)	23,657,588

Diversified Energy – 3.0%
2,133,138	The Williams Companies, Inc.	57,530,732

Drugs – 2.4%
541,694	Pfizer, Inc.	13,520,682
669,139	Wyeth	32,734,280

		46,254,962

Electrical Utilities – 5.8%
714,148	Entergy Corp.	70,486,408
399,180	Exelon Corp.	26,317,937
203,693	FirstEnergy Corp.	12,745,071

		109,549,416

Energy Resources – 10.0%
413,336	Devon Energy Corp.	27,160,309
713,564	EOG Resources, Inc.	48,336,825
1,016,954	Exxon Mobil Corp.	72,895,263
792,412	XTO Energy, Inc.	40,936,004

		189,328,401

Environmental & Other Services – 1.9%
1,062,594	Waste Management, Inc.	36,181,326

Grocery – 1.8%
920,284	SUPERVALU, Inc.	34,013,697

Health Insurance – 1.3%
313,465	WellPoint, Inc.*	24,885,986

Home Products – 1.5%
944,244	Newell Rubbermaid, Inc.	28,912,751

Large Banks – 13.8%
1,084,704	Bank of America Corp.	55,178,892
988,310	Citigroup, Inc.	49,810,824
935,743	JPMorgan Chase & Co.	46,225,704
1,179,988	Wachovia Corp.	65,335,936
1,334,509	Wells Fargo & Co.	46,307,462

		262,858,818

Life Insurance – 1.6%
226,951	Prudential Financial, Inc.	20,638,924
99,246	The Hartford Financial Services Group, Inc.	9,384,702

		30,023,626

Media – 2.0%
1,901,309	Time Warner, Inc.	38,691,638

Medical Products – 2.8%
1,079,654	Baxter International, Inc.	53,993,496

Motor Vehicle – 1.0%
319,263	Autoliv, Inc.	18,213,954

Oil Services – 0.6%
176,210	Baker Hughes, Inc.	11,473,033

Paper & Packaging – 2.4%
920,605	International Paper Co.	33,150,986
514,599	Packaging Corp. of America	12,607,676

		45,758,662

Parts & Equipment – 5.0%
1,473,622	General Electric Co.	51,458,880
667,934	United Technologies Corp.	43,836,509

		95,295,389

Property Insurance – 4.7%
494,021	American International Group, Inc.	33,148,809
256,627	Everest Re Group Ltd.	24,946,711
183,524	PartnerRe Ltd.	12,751,247
272,831	XL Capital Ltd.	19,371,001

		90,217,768

Regionals – 2.1%
760,058	KeyCorp	28,684,589
320,434	Regions Financial Corp.	11,477,946

		40,162,535

REIT – 0.7%
231,014	Apartment Investment & Management Co.	13,597,484

Restaurants – 3.0%
1,285,088	McDonald’s Corp.	56,184,047

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Specialty Financials – 3.4%
353,694	Freddie Mac	$22,700,081
990,250	Washington Mutual, Inc.	42,659,970

		65,360,051

Telecom Equipment – 1.0%
1,048,741	Motorola, Inc.	19,422,683

Telephone – 8.6%
2,209,284	AT&T, Inc.	81,301,651
4,242,159	Sprint Nextel Corp.	81,788,826

		163,090,477

Tobacco – 2.2%
490,556	Altria Group, Inc.	41,344,060

Transports – 0.5%
93,310	Union Pacific Corp.	9,203,165

TOTAL COMMON STOCKS
(Cost $1,717,548,991)		$1,863,774,571

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.0%

Joint Repurchase Agreement Account II
$37,500,000	5.335%	03/01/07	$37,500,000
Maturity Value: $37,505,557
(Cost $37,500,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,755,048,991)			$1,901,274,571

Shares	Description	Value
Securities Lending Collateral – 0.1%

1,165,900	Boston Global Investment Trust – Enhanced Portfolio	$1,165,900
(Cost $1,165,900)

TOTAL INVESTMENTS – 100.2%
(Cost $1,756,214,891)		$1,902,440,471

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.2)%		(4,223,914)

NET ASSETS — 100.0%		$1,898,216,557

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2007. Additional information appears on pages 32-33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 99.3%

Biotechnology – 1.4%
77,936	Amgen, Inc.*	$5,008,167
449,200	MedImmune, Inc.*	14,333,972

		19,342,139

Brokers – 3.2%
331,178	Lehman Brothers Holdings, Inc.	24,275,347
78,317	Merrill Lynch & Co., Inc.	6,553,567
197,339	Morgan Stanley	14,784,638

		45,613,552

Chemicals – 1.5%
97,400	Air Products & Chemicals, Inc.	7,287,468
287,045	E.I. du Pont de Nemours & Co.(a)	14,567,534

		21,855,002

Computer Hardware – 2.5%
540,531	Cisco Systems, Inc.*	14,021,374
548,591	Hewlett-Packard Co.	21,603,514

		35,624,888

Computer Software – 1.0%
878,527	Activision, Inc.*	14,688,972

Construction – 0.8%
424,200	D.R. Horton, Inc.	10,761,954

Defense/Aerospace – 0.9%
155,195	The Boeing Co.	13,543,868

Diversified Energy – 1.8%
961,827	The Williams Companies, Inc.	25,940,474

Drugs – 3.3%
876,610	Pfizer, Inc.	21,880,186
507,484	Wyeth	24,826,117

		46,706,303

Electrical Utilities – 7.0%
147,642	Edison International	6,927,363
504,138	Entergy Corp.(a)	49,758,421
217,654	Exelon Corp.	14,349,928
143,956	FirstEnergy Corp.	9,007,327
75,583	FPL Group, Inc.	4,464,688
396,611	PPL Corp.	15,079,150

		99,586,877

Energy Resources – 8.0%
106,010	ConocoPhillips	6,935,174
302,904	Devon Energy Corp.	19,903,822
204,937	EOG Resources, Inc.	13,882,432
808,532	Exxon Mobil Corp.	57,955,574
308,700	XTO Energy, Inc.	15,947,442

		114,624,444

Energy-Master Limited Partnership – 4.7%
298,858	Energy Transfer Partners LP	16,485,007
688,682	Enterprise Products Partners LP	21,011,688
337,488	Magellan Midstream Partners LP	14,208,245
363,316	Williams Partners LP	15,695,251

		67,400,191

Environmental & Other Services – 1.8%
766,168	Waste Management, Inc.	26,088,020

Food & Beverage – 1.1%
576,992	Unilever NV	14,984,482

Grocery – 0.5%
195,499	SUPERVALU, Inc.	7,225,643

Home Products – 1.8%
687,677	Newell Rubbermaid, Inc.	21,056,670
83,393	The Clorox Co.	5,283,780

		26,340,450

Large Banks – 14.4%
896,320	Bank of America Corp.	45,595,799
798,325	Citigroup, Inc.	40,235,580
707,758	JPMorgan Chase & Co.	34,963,245
890,457	Wachovia Corp.	49,304,604
1,009,290	Wells Fargo & Co.	35,022,363

		205,121,591

Life Insurance – 0.7%
111,012	The Hartford Financial Services Group, Inc.	10,497,295

Media – 1.9%
1	Comcast Corp.*	13
1,366,524	Time Warner, Inc.	27,808,763

		27,808,776

Medical Products – 2.3%
456,609	Baxter International, Inc.	22,835,016
205,638	Medtronic, Inc.	10,355,930

		33,190,946

Mining – 0.3%
62,179	Nucor Corp.	3,784,836

Motor Vehicle – 0.9%
228,603	Autoliv, Inc.	13,041,801

Oil Services – 0.5%
116,960	Baker Hughes, Inc.	7,615,266

Paper & Packaging – 2.9%
672,058	International Paper Co.	24,200,809
710,101	Packaging Corp. of America	17,397,474

		41,598,283

Parts & Equipment – 4.4%
1,081,319	General Electric Co.	37,759,660
378,597	United Technologies Corp.	24,847,321

		62,606,981

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Property Insurance – 3.7%
248,056	American International Group, Inc.	$16,644,557
213,900	PartnerRe Ltd.(a)	14,861,772
163,910	The Allstate Corp.	9,844,435
169,668	XL Capital Ltd.	12,046,428

		53,397,192

Regionals – 2.9%
251,542	First Horizon National Corp.(a)	10,854,037
600,278	KeyCorp	22,654,492
237,815	Regions Financial Corp.	8,518,533

		42,027,062

REIT – 4.1%
166,210	Apartment Investment & Management Co.	9,783,121
497,651	CapitalSource, Inc.(a)	12,834,419
132,687	Developers Diversified Realty Corp.	8,698,960
362,086	iStar Financial, Inc.	17,325,815
193,600	Mack-Cali Realty Corp.	10,005,248

		58,647,563

Restaurants – 2.8%
911,507	McDonald’s Corp.	39,851,086

Specialty Financials – 4.8%
88,130	AllianceBernstein Holding LP	7,561,554
121,001	Apollo Investment Corp.	2,744,303
274,946	Countrywide Financial Corp.	10,524,933
195,962	Freddie Mac	12,576,841
814,482	Washington Mutual, Inc.(a)	35,087,884

		68,495,515

Telecom Equipment – 1.0%
771,466	Motorola, Inc.	14,287,550

Telephone – 7.9%
1,665,478	AT&T, Inc.	61,289,590
2,659,350	Sprint Nextel Corp.	51,272,268

		112,561,858

Tobacco – 2.0%
332,062	Altria Group, Inc.	27,986,185

Transports – 0.5%
70,792	Union Pacific Corp.	6,982,215

TOTAL COMMON STOCKS
(Cost $1,254,014,692)		$1,419,829,260

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.3%

Joint Repurchase Agreement Account II
$4,000,000	5.335%	03/01/07	$4,000,000
Maturity Value: $4,000,593
(Cost $4,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,258,014,692)			$1,423,829,260

Shares	Description	Value
Securities Lending Collateral – 4.7%

67,416,325	Boston Global Investment Trust – Enhanced Portfolio	$67,416,325
(Cost $67,416,325)

TOTAL INVESTMENTS – 104.3%
(Cost $1,325,431,017)		$1,491,245,585

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.3)%		(61,988,438)

NET ASSETS – 100.0%		$1,429,257,147

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on February 28, 2007. Additional information appears on pages 32-33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 98.1%

Biotechnology – 0.9%
2,111,793	MedImmune, Inc.*	$67,387,315

Brokers – 2.1%
738,587	E*Trade Financial Corp.*	17,053,974
522,271	Lazard Ltd.	26,891,734
722,617	The Bear Stearns Companies, Inc.(a)	110,011,212

		153,956,920

Chemical – 4.2%
1,737,524	Agrium, Inc.(a)	66,807,798
737,893	Air Products & Chemicals, Inc.	55,209,154
1,734,654	Airgas, Inc.	71,589,171
253,712	Albemarle Corp.	20,766,327
1,940,906	Celanese Corp.	55,471,093
3,144,514	Chemtura Corp.	36,099,021

		305,942,564

Computer Hardware – 3.6%
1,948,539	Amphenol Corp.	125,758,707
5,109,824	Seagate Technology(a)	137,454,266

		263,212,973

Computer Software – 1.9%
8,167,244	Activision, Inc.*	136,556,320

Construction – 1.7%
1,346,583	D.R. Horton, Inc.(a)	34,162,811
1,893,967	Lennar Corp.(a)	93,258,935

		127,421,746

Defense/Aerospace – 1.9%
718,611	Alliant Techsystems, Inc.*	62,195,782
1,186,911	Rockwell Collins, Inc.	77,718,932

		139,914,714

Diversified Energy – 2.4%
6,506,184	The Williams Companies, Inc.	175,471,782

Drugs – 1.7%
791,229	Charles River Laboratories International, Inc.*	36,277,849
3,106,018	IMS Health, Inc.	89,701,800

		125,979,649

Electrical Utilities – 14.7%
897,652	American Electric Power Co., Inc.	40,268,669
1,295,607	CMS Energy Corp.(a)	22,608,342
251,588	Constellation Energy Group, Inc.	19,792,428
4,352,865	DPL, Inc.(a)	131,325,937
3,419,008	Edison International	160,419,855
2,408,139	Entergy Corp.	237,683,319
943,392	FirstEnergy Corp.	59,028,038
1,316,738	Northeast Utilities	38,264,406
3,436,020	PG&E Corp.(a)	159,500,048
3,878,128	PPL Corp.	147,446,427
315,548	Sierra Pacific Resources*	5,477,913
1,273,449	Wisconsin Energy Corp.	61,061,880

		1,082,877,262

Energy Resources – 7.4%
2,501,725	EOG Resources, Inc.	169,466,851
7,438,690	Range Resources Corp.(b)	237,517,372
2,632,985	Ultra Petroleum Corp.*	133,781,968

		540,766,191

Environmental & Other Services – 2.4%
9,443,274	Allied Waste Industries, Inc.*(a)	121,062,773
1,321,170	Republic Services, Inc.	55,581,622

		176,644,395

Food & Beverage – 0.6%
567,132	Pepsi Bottling Group, Inc.	17,581,092
847,973	Smithfield Foods, Inc.*	24,769,291

		42,350,383

Gas Utilities – 0.6%
1,171,149	AGL Resources, Inc.	47,700,899

Grocery – 2.6%
1,694,412	Safeway, Inc.	58,575,823
3,651,368	SUPERVALU, Inc.	134,954,561

		193,530,384

Health Insurance – 1.9%
1,092,953	Coventry Health Care, Inc.*	59,478,502
1,447,459	Health Net, Inc.*	77,395,633

		136,874,135

Home Products – 2.9%
3,705,874	Newell Rubbermaid, Inc.	113,473,862
1,608,869	The Clorox Co.	101,937,940

		215,411,802

Hotel & Leisure – 0.6%
875,954	Boyd Gaming Corp.(a)	41,055,964

Information Services – 0.8%
7,654,453	BearingPoint, Inc.*(a)	61,235,624

Life Insurance – 1.9%
743,933	Assurant, Inc.	39,763,219
842,907	Lincoln National Corp.	57,444,112
331,087	Torchmark Corp.	21,163,081
911,624	UnumProvident Corp.(a)	19,517,870

		137,888,282

Media – 0.5%
13,427,831	Charter Communications, Inc.*(a)	40,417,771

Medical Products – 0.8%
2,378,574	PerkinElmer, Inc.	56,372,204

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Mining – 1.6%
3,474,022	Commercial Metals Co.	$95,674,566
499,400	Steel Dynamics, Inc.	18,847,356

		114,521,922

Motor Vehicle – 2.7%
1,393,448	Autoliv, Inc.	79,496,208
1,122,266	Avis Budget Group, Inc.*	29,841,053
981,112	Johnson Controls, Inc.	92,028,306

		201,365,567

Oil Services – 0.7%
676,259	BJ Services Co.	18,116,979
740,321	W-H Energy Services, Inc.*	31,093,482

		49,210,461

Paper & Packaging – 1.8%
2,464,079	MeadWestvaco Corp.	75,031,206
2,423,443	Packaging Corp. of America	59,374,353

		134,405,559

Parts & Equipment – 2.2%
874,125	American Standard Companies, Inc.	46,319,884
356,317	Carlisle Cos., Inc.	31,049,463
941,242	Cooper Industries Ltd.	86,349,541

		163,718,888

Property Insurance – 6.1%
1,909,324	AMBAC Financial Group, Inc.	167,333,156
973,554	Everest Re Group Ltd.	94,639,184
550,460	MGIC Investment Corp.(a)	33,220,261
1,084,538	PartnerRe Ltd.	75,353,700
308,031	Radian Group, Inc.	17,696,381
595,594	RenaissanceRe Holdings Ltd. Series B	30,542,060
687,021	The PMI Group, Inc.	32,200,674

		450,985,416

Regional Banks – 6.1%
403,914	City National Corp.	29,154,513
1,041,653	Commerce Bancshares, Inc.	51,509,741
1,176,793	First Horizon National Corp.(a)	50,778,618
4,482,326	KeyCorp	169,162,983
444,665	M&T Bank Corp.	53,324,227
1,115,109	Zions Bancorp.	95,208,006

		449,138,088

REIT – 8.0%
1,696,667	Apartment Investment & Management Co.	99,865,820
1,726,450	Brandywine Realty Trust(a)	61,547,943
1,019,497	Developers Diversified Realty Corp.	66,838,223
857,093	Equity Residential Properties Trust(a)	43,531,754
1,226,747	Highwoods Properties, Inc.	54,197,682
587,853	Home Properties of New York, Inc.(a)	34,436,429
1,222,811	iStar Financial, Inc.	58,511,506
1,451,285	Liberty Property Trust	74,378,356
1,306,238	Mack-Cali Realty Corp.	67,506,380
667,159	Pennsylvania Real Estate Investment Trust(a)	28,794,582

		589,608,675

Retail Apparel – 0.9%
1,038,316	Ross Stores, Inc.	34,025,615
1,037,205	Williams-Sonoma, Inc.(a)	35,016,041

		69,041,656

Semiconductors – 1.7%
3,380,343	LSI Logic Corp.*(a)	34,276,678
972,147	National Semiconductor Corp.	24,906,406
1,563,292	Tessera Technologies, Inc.*	63,188,263

		122,371,347

Specialty Financials – 2.3%
1,558,484	CIT Group, Inc.	88,007,591
891,156	Eaton Vance Corp.(a)	30,914,202
2,200,973	H&R Block, Inc.(a)	47,937,192

		166,858,985

Telephone – 1.5%
1,970,050	Embarq Corp.	109,042,267

Thrifts – 1.5%
2,605,225	Hudson City Bancorp, Inc.	34,910,015
1,461,787	Webster Financial Corp.	72,197,660

		107,107,675

Transports – 1.5%
500,108	Landstar System, Inc.	22,349,826
1,831,162	Norfolk Southern Corp.	86,797,079

		109,146,905

Trust/Processors – 1.4%
1,648,076	Northern Trust Corp.	99,378,983

TOTAL COMMON STOCKS
(Cost $6,100,761,014)		$7,204,871,673

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(c) – 2.4%

Joint Repurchase Agreement Account II
$174,300,000	5.335%	03/01/07	$174,300,000
Maturity Value: $174,325,830
(Cost $174,300,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $6,275,061,014)			$7,379,171,673

Shares	Description	Value
Securities Lending Collateral – 4.4%

320,971,106	Boston Global Investment Trust – Enhanced Portfolio	$320,971,106
(Cost $320,971,106)

TOTAL INVESTMENTS – 104.9%
(Cost $6,596,032,120)		$7,700,142,779

LIABILITIES IN EXCESS OF OTHER ASSETS – (4.9)%		(358,750,388)

NET ASSETS – 100.0%		$7,341,392,391

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on February 28, 2007. Additional information appears on pages 32-33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Schedule of Investments
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – 96.7%

Banks – 12.7%
290,465	Alabama National Bancorp	$21,070,331
198,282	Alliance Bankshares Corp.*	3,142,770
106,593	Bank of the Ozarks, Inc.(a)	3,203,120
233,250	Berkshire Hills Bancorp, Inc.	8,063,453
719,296	Cardinal Financial Corp.	7,308,047
347,700	Central Pacific Financial Corp.	13,104,813
227,894	Chittenden Corp.	6,971,278
267,673	Citizens Banking Corp.(a)	6,076,177
509,948	CoBiz, Inc.	10,443,735
266,927	Columbia Banking System, Inc.	9,000,778
412,845	F.N.B. Corp.(a)	7,084,420
149,111	First Financial Bankshares, Inc.(a)	6,252,224
594,366	First Niagara Financial Group, Inc.	8,439,997
527,841	Glacier Bancorp, Inc.	12,905,712
302,965	IBERIABANK Corp.	16,369,199
428,930	Midwest Banc Holdings, Inc.(a)	8,351,267
467,798	Millennium Bankshares Corp.(b)	4,785,574
205,439	Nexity Financial Corp.*	2,475,540
775,728	PFF Bancorp, Inc.	24,528,519
483,102	Prosperity Bancshares, Inc.	16,797,457
755,914	Signature Bank*	23,221,678
213,076	Southcoast Financial Corp.*	4,826,171
200,310	Sterling Bancorp	3,739,788
146,288	Summit State Bank	1,875,412
682,447	The Bancorp, Inc.*	16,808,670
480,475	United Community Banks, Inc.	15,697,118
194,894	West Coast Bancorp	5,915,033

		268,458,281

Biotechnology – 0.7%
1,047,190	Medarex, Inc.*(a)	14,325,559

Brokers – 0.3%
353,615	Knight Capital Group, Inc.*	5,590,653

Chemical – 3.5%
104,998	Albemarle Corp.	8,594,086
146,417	American Vanguard Corp.(a)	2,527,157
441,291	H.B. Fuller Co.	11,019,036
340,135	KMG Chemicals, Inc.	3,493,187
363,586	Minerals Technologies, Inc.	22,502,338
195,618	Penford Corp.	4,047,336
262,939	PolyOne Corp.*	1,764,321
771,643	UAP Holding Corp.	19,576,583

		73,524,044

Commercial Services – 5.3%
765,247	eFunds Corp.*	19,215,352
430,222	Hypercom Corp.*	2,439,359
333,482	Knology, Inc.*	4,752,119
243,658	MAXIMUS, Inc.	7,343,852
228,524	NuCo2, Inc.*(a)	5,607,979
1,718,709	Premiere Global Services, Inc.*	17,908,948
444,209	Providence Service Corp.*(a)	9,772,598
606,420	RCN Corp.*	16,585,587
264,988	School Specialty, Inc.*(a)	9,886,702
513,687	The BISYS Group, Inc.*	6,749,847
315,883	Transaction Systems Architects, Inc.*	11,150,670

		111,413,013

Components/Distribution – 0.6%
618,252	Insight Enterprises, Inc.*	11,944,629

Computer Hardware – 2.3%
836,446	Electronics for Imaging, Inc.*	19,087,698
1,224,896	Emulex Corp.*	21,925,638
324,429	Intermec, Inc.*(a)	7,267,210

		48,280,546

Computer Software – 3.9%
142,829	Blackboard, Inc.*	4,764,775
901,849	JDA Software Group, Inc.*	13,401,476
2,694,142	Lawson Software, Inc.*(a)	21,337,605
143,826	MICROS Systems, Inc.*	8,019,738
187,032	MTC Technologies, Inc.*	3,948,245
1,185,508	Parametric Technology Corp.*	22,607,638
319,699	Progress Software Corp.*	8,967,557

		83,047,034

Construction – 3.7%
273,789	Beazer Homes USA, Inc.	10,803,714
208,397	Builders FirstSource, Inc.*	3,755,314
494,318	Goodman Global, Inc.*(a)	9,392,042
345,552	Hovnanian Enterprises, Inc.*(a)	10,746,667
256,320	Ryland Group, Inc.(a)	12,346,934
42,897	Trex Co., Inc.*(a)	1,047,545
340,839	Watsco, Inc.(a)	17,168,060
520,191	WCI Communities, Inc.*(a)	10,830,377
114,356	Williams Scotsman International, Inc.*	2,328,288

		78,418,941

Defense/Aerospace – 0.5%
102,043	Ducommun, Inc.*	2,610,260
345,209	EDO Corp.(a)	8,298,824

		10,909,084

Diversified – 0.6%
1,505,868	GrafTech International Ltd.*	11,896,357

Diversified Energy – 1.0%
476,933	Williams Partners LP	20,603,506

Drugs – 0.2%
369,132	Salix Pharmaceuticals Ltd.*	5,245,366

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Electrical Equipment – 0.3%
47,892	Baldor Electric Co.	$1,743,269
106,022	Franklin Electric Co., Inc.	5,137,826

		6,881,095

Electrical Utilities – 3.8%
506,361	Cleco Corp.	13,266,658
1,331,195	El Paso Electric Co.*	31,336,330
45,577	ITC Holdings Corp.	2,001,286
61,045	MGE Energy, Inc.	2,039,514
667,431	Sierra Pacific Resources*	11,586,602
52,416	The Empire District Electric Co.(a)	1,257,460
128,764	Unisource Energy Corp.	4,881,443
497,947	Westar Energy, Inc.	13,379,836

		79,749,129

Energy Resources – 1.6%
704,843	Parallel Petroleum Corp.*	13,497,743
605,017	Range Resources Corp.	19,318,193

		32,815,936

Financial Services – 2.0%
747,378	Accredited Home Lenders Holding Co.*(a)	16,801,057
183,318	Apollo Investment Corp.	4,157,652
613,974	Financial Federal Corp.	16,632,556
102,260	Macquarie Infrastructure Co. Trust	3,937,010

		41,528,275

Food & Beverage – 1.3%
702,647	Casey’s General Stores, Inc.	17,573,202
313,083	Nash Finch Co.(a)	9,411,275

		26,984,477

Forest – 1.5%
1,510,978	Caraustar Industries, Inc.*(b)	11,891,397
394,178	Universal Forest Products, Inc.	20,430,246

		32,321,643

Gas Utilities – 2.0%
294,111	Northwest Natural Gas Co.	13,020,294
515,479	SEMCO Energy, Inc.*	3,969,188
376,671	South Jersey Industries, Inc.	13,032,817
271,604	Southwest Gas Corp.	10,081,941
38,214	Vectren Corp.	1,070,374

		41,174,614

Home Products – 1.8%
764,689	Elizabeth Arden, Inc.*	16,654,926
1,210,808	Playtex Products, Inc.*	16,600,178
448,173	Prestige Brands Holdings, Inc.*	5,136,063

		38,391,167

Industrial Components – 3.4%
213,541	Actuant Corp.	11,146,840
392,684	Applied Industrial Technologies, Inc.	9,420,489
844,133	Comfort Systems USA, Inc.	11,488,650
578,012	Modtech Holdings, Inc.*	2,248,467
241,577	RBC Bearings, Inc.*	7,882,658
1,815,202	Wabash National Corp.(b)	29,242,904

		71,430,008

Industrial Services – 2.3%
223,467	G&K Services, Inc.	8,400,125
187,329	Hewitt Associates, Inc.*	5,623,617
93,828	ITT Educational Services, Inc.*	7,504,363
235,082	Resources Connection, Inc.*	7,607,253
449,760	Waste Connections, Inc.*	19,888,387

		49,023,745

Leisure & Entertainment – 1.1%
274,315	Boyd Gaming Corp.	12,857,144
190,536	Isle of Capri Casinos, Inc.*(a)	5,115,891
488,741	K2, Inc.*	5,718,270

		23,691,305

Life Insurance – 1.3%
1,246,076	American Equity Investment Life Holding Co.	16,522,968
225,007	StanCorp Financial Group, Inc.	10,845,337

		27,368,305

Machinery – 0.5%
146,030	MTS Systems Corp.	5,517,013
151,688	Tennant Co.	4,668,957

		10,185,970

Medical Products – 3.3%
504,491	American Medical Systems Holdings, Inc.*	10,261,347
1,154,854	Cardiac Science Corp.*(b)	9,850,905
483,840	Owens & Minor, Inc.	15,952,205
842,445	PerkinElmer, Inc.	19,965,946
972,831	Symmetry Medical, Inc.*	14,504,910

		70,535,313

Medical Providers – 0.1%
86,888	Amedisys, Inc.*	2,778,678

Metals – 1.9%
103,268	Chaparral Steel Co.	5,145,845
573,660	Commercial Metals Co.	15,798,596
417,429	Mueller Industries, Inc.	12,439,384
248,314	Olympic Steel, Inc.	7,310,364

		40,694,189

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND
Schedule of Investments (continued)
February 28, 2007 (Unaudited)

Shares	Description	Value
Common Stocks – (continued)

Motor Vehicle – 1.9%
655,119	Commercial Vehicle Group, Inc.*	$12,702,758
80,966	Lithia Motors, Inc.	2,385,258
342,905	LoJack Corp.*	6,528,911
770,305	Tenneco Automotive, Inc.*	18,718,412

		40,335,339

Oil Services – 1.2%
553,547	Oil States International, Inc.*	16,246,604
236,409	W-H Energy Services, Inc.*	9,929,178

		26,175,782

Property Insurance – 3.6%
320,414	Aspen Insurance Holdings Ltd.	8,490,971
293,351	Donegal Group, Inc.	5,033,903
316,608	National Atlantic Holdings Corp.*	4,014,589
207,295	Navigators Group, Inc.*	10,302,562
167,514	NYMAGIC, Inc.	6,595,026
351,311	ProAssurance Corp.*	18,092,517
546,318	ProCentury Corp.(b)	11,008,308
240,167	RLI Corp.	13,463,762

		77,001,638

REIT – 10.8%
355,769	Acadia Realty Trust	9,605,763
371,832	American Campus Communities, Inc.	11,247,918
366,613	BioMed Realty Trust, Inc.	10,246,833
545,974	Brandywine Realty Trust	19,463,973
264,809	Cogdell Spencer, Inc.	5,804,613
285,395	Digital Realty Trust, Inc.	11,313,058
225,557	Entertainment Properties Trust	14,773,984
164,601	LaSalle Hotel Properties	7,313,222
819,029	Lexington Corporate Properties Trust(a)	16,831,046
2,046,157	MFA Mortgage Investments, Inc.	15,162,023
640,050	National Retail Properties, Inc.	15,476,409
932,841	Omega Healthcare Investors, Inc.	16,828,452
472,030	Parkway Properties, Inc.	25,390,494
305,398	RAIT Investment Trust	10,215,563
1,913,046	Spirit Finance Corp.	24,716,554
656,448	U-Store-It Trust(a)	14,179,277

		228,569,182

Restaurants – 2.3%
302,050	California Pizza Kitchen, Inc.*	9,659,559
435,135	CEC Entertainment, Inc.*	18,554,156
405,061	RARE Hospitality International, Inc.*	12,500,183
413,600	The Steak N Shake Co.*	7,109,784

		47,823,682

Retail Apparel – 4.1%
401,370	Aaron Rents, Inc.(a)	10,981,483
806,963	Big Lots, Inc.*(a)	20,198,284
941,943	Charming Shoppes, Inc.*	11,746,029
125,105	Christopher & Banks Corp.	2,323,200
731,462	Fossil, Inc.*(a)	19,690,957
78,616	Guitar Center, Inc.*(a)	3,444,167
178,467	Gymboree Corp.*(a)	6,726,421
316,947	Hot Topic, Inc.*	3,378,655
298,284	K-Swiss, Inc.	8,408,626

		86,897,822

Security/Asset Management – 0.4%
535,525	Technology Investment Capital Corp.	8,766,544

Semiconductor Capital Equipment – 1.3%
829,052	Brooks Automation, Inc.*	12,875,178
642,595	Entegris, Inc.*	7,158,508
167,429	FormFactor, Inc.*	7,157,590

		27,191,276

Semiconductors – 2.5%
328,319	ATMI, Inc.*(a)	10,913,324
1,047,581	Integrated Device Technology, Inc.*	16,991,764
572,689	Semtech Corp.*	8,206,633
425,267	Tessera Technologies, Inc.*	17,189,292

		53,301,013

Specialty Financials – 0.4%
502,796	Highland Distressed Opportunities, Inc.*	7,416,241

Telecommunications – 2.9%
479,817	Andrew Corp.*	5,095,656
196,382	Anixter International, Inc.*(a)	12,175,684
220,384	Belden CDT, Inc.	10,219,206
889,040	Dobson Communications Corp.*(a)	7,894,675
456,323	Foundry Networks, Inc.*	6,662,316
330,504	Plantronics, Inc.	6,762,112
998,526	Tekelec*(a)	12,441,634

		61,251,283

Thrifts – 0.7%
708,579	Brookline Bancorp, Inc.(a)	9,041,468
203,024	Irwin Financial Corp.	4,194,476
69,442	Sterling Financial Corp.	2,283,947

		15,519,891

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

Shares	Description	Value
Common Stocks – (continued)

Transportation – 1.1%
626,940	AirTran Holdings, Inc.*(a)	$6,532,715
213,266	Forward Air Corp.	6,956,737
527,424	Heartland Express, Inc.	8,707,770

		22,197,222

TOTAL COMMON STOCKS
(Cost $1,670,827,700)		$2,041,657,777

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(c) – 3.5%

Joint Repurchase Agreement Account II
$74,900,000	5.335%	03/01/07	$74,900,000
Maturity Value: $74,911,100
(Cost $74,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $1,745,727,700)			$2,116,557,777

Shares	Description	Value
Securities Lending Collateral – 7.8%

163,869,800	Boston Global Investment Trust – Enhanced Portfolio	$163,869,800
(Cost $163,869,800)

TOTAL INVESTMENTS – 108.0%
(Cost $1,909,597,500)		$2,280,427,577

LIABILITIES IN EXCESS OF OTHER ASSETS – (8.0)%		(169,581,799)

NET ASSETS — 100.0%		$2,110,845,778

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Represents an affiliated issuer.

(c)	Joint repurchase agreement was entered into on February 28, 2007. Additional information appears on pages 32-33.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At February 28, 2007, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Large Cap Value	$37,500,000

Growth and Income	4,000,000

Mid Cap Value	174,300,000

Small Cap Value	74,900,000

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

ADDITIONAL INVESTMENT INFORMATION (continued)
REPURCHASE AGREEMENTS

	Principal	Interest	Maturity	Maturity
Counterparty	Amount	Rate	Date	Value

ABN Amro, Inc.	$1,000,000,000	5.33%	03/01/07	$1,000,148,056

Banc of America Securities LLC	900,000,000	5.33	03/01/07	900,133,250

Barclays Capital PLC	750,000,000	5.34	03/01/07	750,111,250

Citigroup Global Markets, Inc.	1,000,000,000	5.34	03/01/07	1,000,148,333

Credit Suisse Securities (USA) LLC	1,000,000,000	5.33	03/01/07	1,000,148,056

Deutsche Bank Securities, Inc.	3,750,000,000	5.34	03/01/07	3,750,556,250

Greenwich Capital Markets	300,000,000	5.34	03/01/07	300,044,500

Merrill Lynch	1,000,000,000	5.33	03/01/07	1,000,148,056

Morgan Stanley & Co.	800,000,000	5.33	03/01/07	800,118,444

UBS Securities LLC	507,500,000	5.33	03/01/07	507,575,138

Wachovia Capital Markets	250,000,000	5.33	03/01/07	250,037,014

TOTAL	$11,257,500,000			$11,259,168,347

At February 28, 2007, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 03/07/07 to 11/15/17; Federal Home Loan Mortgage Association, 0.00% to 11.00%, due 09/01/07 to 03/01/37; Federal National Mortgage Association, 3.50% to 10.50%, due 11/01/07 to 10/01/46 and Government National Mortgage Association, 4.50% to 7.50%, due 08/15/18 to 02/15/37. The aggregate market value of the collateral, including accrued interest, was $11,517,202,142.
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statements of Assets and Liabilities
February 28, 2007 (Unaudited)

Large Cap
Value Fund

Assets:

Investments in securities, of unaffiliated issuers at value (identified cost $1,755,048,991, $1,258,014,692, $6,105,638,733 and $1,684,879,457, respectively)(a)	$1,901,274,571
Investment in securities of affiliated issuers, at value (identified cost $0, $0, $169,422,281 and $60,848,243, respectively)	—
Securities lending collateral, at value which equals cost	1,165,900
Cash	87,984
Receivables:
Investment securities sold	48,000,715
Dividends and interest	4,901,840
Fund shares sold	6,797,332
Foreign tax reclaims, at value	—
Securities lending income	597
Other assets	32,816

Total assets	1,962,261,755

Liabilities:

Payables:
Payable upon return of securities loaned	1,165,900
Investment securities purchased	55,499,201
Fund shares repurchased	5,724,883
Amounts owed to affiliates	1,441,949
Accrued expenses	213,265

Total liabilities	64,045,198

Net Assets:

Paid-in capital	1,678,138,651
Accumulated undistributed net investment income	4,201,861
Accumulated net realized gain on investment transactions	69,650,465
Net unrealized gain on investments	146,225,580

NET ASSETS	$1,898,216,557

Net Assets:
Class A	$840,533,757
Class B	29,528,000
Class C	86,253,466
Institutional	934,873,719
Service	7,027,615

Shares Outstanding:
Class A	58,665,180
Class B	2,110,341
Class C	6,200,825
Institutional	64,636,869
Service	492,373

Total shares of beneficial interest outstanding, $0.001 par value (unlimited shares authorized)	132,105,588

Net asset value, offering and redemption price per share:(b)
Class A	$14.33
Class B	13.99
Class C	13.91
Institutional	14.46
Service	14.27

(a)	Includes loaned securities having a market value of $1,143,106, $66,403,166, $312,976,880, and $158,916,715 for the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds is $15.16, $31.02, $42.23 and $47.38, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and	Mid Cap	Small Cap
Income Fund	Value Fund	Value Fund

$1,423,829,260	$7,141,654,301	$2,049,778,690
—	237,517,372	66,779,087
67,416,325	320,971,106	163,869,800
34,890	584,274	1,180,501

47,721,596	15,255,166	5,898,323
3,965,571	12,054,372	852,794
5,837,563	16,335,001	4,659,732
27,112	—	—
4,462	24,244	33,168
24,944	80,865	24,023

1,548,861,723	7,744,476,701	2,293,076,118

67,416,325	320,971,106	163,869,800
49,234,202	50,816,097	12,763,686
1,412,190	24,484,772	3,030,231
1,291,310	6,007,755	2,222,036
250,549	804,580	344,587

119,604,576	403,084,310	182,230,340

1,190,927,195	5,972,328,630	1,609,645,755
8,675,060	4,825,550	5,071,901
63,840,324	260,127,552	125,298,045
165,814,568	1,104,110,659	370,830,077

$1,429,257,147	$7,341,392,391	$2,110,845,778

$1,287,637,803	$4,171,319,417	$1,090,132,917
65,393,994	209,967,130	79,615,286
28,277,053	376,389,345	109,682,595
46,729,017	2,337,944,964	777,153,834
1,219,280	245,771,535	54,261,146

43,925,108	104,505,768	24,347,450
2,296,253	5,427,086	1,964,970
996,477	9,788,537	2,709,887
1,573,441	58,108,421	16,748,528
41,600	6,208,238	1,230,288

48,832,879	184,038,050	47,001,123

$29.31	$39.91	$44.77
28.48	38.69	40.52
28.38	38.45	40.47
29.70	40.23	46.40
29.31	39.59	44.10

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statements of Operations
For the Six Months Ended February 28, 2007 (Unaudited)

Large Cap
Value Fund

Investment income:

Dividends — unaffiliated issuers(a)	$16,738,024
Dividends — affiliated issuers	—
Interest (including securities lending income of $3,339, $47,087, $192,316 and $278,552, respectively)	1,379,024

Total income	18,117,048

Expenses:

Management fees	5,535,659
Distribution and Service fees(b)	1,483,660
Transfer agent fees(b)	971,042
Service Share fees	14,767
Custody and accounting fees	64,303
Printing fees	67,001
Registration fees	43,655
Professional fees	34,652
Trustee fees	8,119
Other	37,758

Total expenses	8,260,616

Less — expense reductions	(22,621)

Net expenses	8,237,995

NET INVESTMENT INCOME	9,879,053

Realized and unrealized gain (loss) on investment transactions:

Net realized gain from investment transactions — unaffiliated issuers (including commissions recaptured of $140,557, $103,776, $354,577 and $0, respectively)	83,470,227
Net realized loss from investment transactions — affiliated issuers	—
Net change in unrealized gain on investments	13,583,336

Net realized and unrealized gain on investment transactions	97,053,563

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,932,616

(a)	Foreign taxes withheld on dividends were $53,196 and $13,907 for Growth and Income and Mid Cap Value Funds, respectively.
(b)	Class specific Distribution and Service and Transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees

Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Large Cap Value	$985,078	$138,217	$360,365	$748,659	$26,261	$68,470	$126,471	$1,181
Growth and Income	1,505,337	322,226	113,010	1,144,056	61,223	21,472	8,302	224
Mid Cap Value	4,722,516	1,037,781	1,830,006	3,589,112	197,178	347,701	411,763	39,295
Small Cap Value	1,309,912	408,122	555,026	995,533	77,543	105,455	149,023	9,457
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and	Mid Cap	Small Cap
Income Fund	Value Fund	Value Fund

$19,354,027	$52,232,265	$12,288,524
—	343,834	234,561
902,214	6,069,685	2,075,554

20,256,241	58,645,784	14,598,639

4,549,059	23,157,570	10,135,052
1,940,573	7,590,303	2,273,060
1,235,277	4,585,049	1,337,011
2,799	491,192	118,206
64,280	190,653	140,616
57,154	137,752	63,708
47,929	80,636	45,581
33,796	35,044	34,052
8,119	8,119	8,119
70,481	345,264	72,977

8,009,467	36,621,582	14,228,382

(31,814)	(119,713)	(61,392)

7,977,653	36,501,869	14,166,990

12,278,588	22,143,915	431,649

81,646,277	303,349,062	188,184,930
—	—	(1,995,979)
12,652,289	500,703,295	19,092,930

94,298,566	804,052,357	205,281,881

$106,577,154	$826,196,272	$205,713,530

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Statements of Changes in Net Assets

	Large Cap Value Fund		Growth and Income Fund

	For the		For the
	Six Months Ended	For the	Six Months Ended	For the
	February 28, 2007	Year Ended	February 28, 2007	Year Ended
	(Unaudited)	August 31, 2006	(Unaudited)	August 31, 2006

From operations:

Net investment income	$9,879,053	$11,466,374	$12,278,588	$18,090,303
Net realized gain from investment transactions	83,470,227	50,902,226	81,646,277	75,962,963
Net change in unrealized gain on investments	13,583,336	59,478,440	12,652,289	41,654,688

Net increase in net assets resulting from operations	106,932,616	121,847,040	106,577,154	135,707,954

Distributions to shareholders:

From net investment income
Class A Shares	(6,378,403)	(3,536,462)	(7,287,495)	(15,459,916)
Class B Shares	(36,447)	—	(177,957)	(644,688)
Class C Shares	(275,060)	(40,591)	(61,807)	(149,276)
Institutional Shares	(6,863,767)	(3,440,770)	(314,250)	(352,889)
Service Shares	(46,222)	(18,522)	(6,267)	(13,987)
From net realized gain
Class A Shares	(27,128,729)	(39,566,820)	(58,704,964)	—
Class B Shares	(978,801)	(1,877,391)	(3,208,884)	—
Class C Shares	(2,636,166)	(3,034,163)	(1,117,276)	—
Institutional Shares	(20,481,186)	(25,092,442)	(2,015,270)	—
Service Shares	(203,440)	(202,383)	(51,575)	—

Total distributions to shareholders	(65,028,221)	(76,809,544)	(72,945,745)	(16,620,756)

From share transactions:

Net proceeds from sales of shares	691,093,094	573,590,981	255,200,629	174,954,300
Reinvestment of dividends and distributions	53,401,675	61,469,072	70,414,277	16,116,266
Cost of shares repurchased	(187,016,225)	(285,916,261)	(103,068,366)	(190,484,864)

Net increase (decrease) in net assets resulting from share transactions	557,478,544	349,143,792	222,546,540	585,702

TOTAL INCREASE (DECREASE)	599,382,939	394,181,288	256,177,949	119,672,900

Net assets:

Beginning of period	1,298,833,618	904,652,330	1,173,079,198	1,053,406,298

End of period	$1,898,216,557	$1,298,833,618	$1,429,257,147	$1,173,079,198

Accumulated undistributed net investment income	$4,201,861	$7,922,707	$8,675,060	$4,244,248

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS

Mid Cap Value Fund		Small Cap Value Fund

For the		For the
Six Months Ended	For the	Six Months Ended	For the
February 28, 2007	Year Ended	February 28, 2007	Year Ended
(Unaudited)	August 31, 2006	(Unaudited)	August 31, 2006

$22,143,915	$29,328,481	$431,649	$1,824,896
303,349,062	289,762,622	186,188,951	141,903,630
500,703,295	49,502,237	19,092,930	40,498,217

826,196,272	368,593,340	205,713,530	184,226,743

(17,267,131)	(10,526,872)	—	—
—	—	—	—
—	—	—	—
(16,859,404)	(9,368,607)	(1,473,292)	—
(869,209)	(412,877)	—	—

(158,951,532)	(188,260,058)	(84,542,647)	(75,728,950)
(9,001,990)	(15,143,751)	(7,223,369)	(8,049,217)
(15,963,264)	(24,343,219)	(9,821,732)	(9,703,113)
(86,319,324)	(89,212,401)	(58,816,545)	(47,119,702)
(8,376,196)	(6,744,123)	(3,849,774)	(2,633,286)

(313,608,050)	(344,011,908)	(165,727,359)	(143,234,268)

1,278,830,033	2,233,949,448	261,616,461	482,156,211
277,924,764	303,771,448	151,173,368	128,677,197
(721,298,850)	(1,211,067,856)	(287,229,788)	(702,069,048)

835,455,947	1,326,653,040	125,560,041	(91,235,640)

1,348,044,169	1,351,234,472	165,546,212	(50,243,165)

5,993,348,222	4,642,113,750	1,945,299,566	1,995,542,731

$7,341,392,391	$5,993,348,222	$2,110,845,778	$1,945,299,566

$4,825,550	$17,677,379	$5,071,901	$6,113,544

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements
February 28, 2007 (Unaudited)
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. The Trust includes the Goldman Sachs Large Cap Value Fund, Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund, and Goldman Sachs Small Cap Value Fund (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds receives such sales loads of which a certain portion may be retained.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
     Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.
C. Commission Recapture — The Funds may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Funds as cash payments and are included in the net realized gain (loss) on investments in the Statements of Operations.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer agency fees.

GOLDMAN SACHS VALUE EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly for the Goldman Sachs Growth and Income Fund and annually for all other Funds. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
F. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
G. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as the investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     GSAM currently receives a Management fee on a contractual basis at the following rates:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Large Cap Value	0.75%	First $1 Billion
	0.68	Next $1 Billion
	0.65	Over $2 Billion

Growth and Income	0.70	First $1 Billion
	0.63	Next $1 Billion
	0.60	Over $2 Billion

Mid Cap Value	0.75	First $2 Billion
	0.68	Over $2 Billion

Small Cap Value	1.00	First $2 Billion
	0.90	Over $2 Billion

     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer Agency fees and expenses, Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any custody and transfer agent expense reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     The Other Expense limitations of the Large Cap Value, Growth and Income, Mid Cap Value, and the Small Cap Value Funds as an annual percentage rate of average daily net assets are 0.064%, 0.054%, 0.104% and 0.064%, respectively. For the six months ended February 28, 2007, GSAM made no reimbursements due to expense limitations to any of the Funds.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive, under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares.

GOLDMAN SACHS VALUE EQUITY FUNDS

3. AGREEMENTS (continued)
     Goldman Sachs serves as Distributor of the shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the six months ended February 28, 2007, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Large Cap Value	$120,300	$100	$100

Growth and Income	583,600	100	—

Mid Cap Value	150,800	300	100

Small Cap Value	10,100	100	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provides for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the six months ended February 28, 2007, GSAM has voluntarily agreed to waive certain fees and reimburse certain expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

	Expense Credits

		Transfer	Total Expense
Fund	Custody Fee	Agent Fee	Reductions

Large Cap Value	$3	$20	$23

Growth and Income	2	30	32

Mid Cap Value	13	107	120

Small Cap Value	27	34	61

     At February 28, 2007, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Large Cap Value	$1,020	$253	$169	$1,442

Growth and Income	760	324	207	1,291

Mid Cap Value	3,958	1,269	781	6,008

Small Cap Value	1,641	364	217	2,222

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 28, 2007, were as follows:

Fund	Purchases	Sales and Maturities

Large Cap Value	$1,077,106,424	$572,832,164

Growth and Income	552,637,942	371,445,516

Mid Cap Value	2,353,805,437	1,743,147,579

Small Cap Value	649,056,546	696,359,239

     For the six months ended February 28, 2007, Goldman Sachs earned approximately $72,700, $34,800, $104,500 and $2,700 of brokerage commissions from portfolio transactions, executed on behalf of the Large Cap Value, Growth and Income, Mid Cap Value and Small Cap Value Funds, respectively.
     An investment by the Funds representing greater than 5% of the voting securities of an issuer makes that issuer an affiliated person (as defined in the Act) of the Trust and an affiliate (as defined in Rule 6-02(a) of Regulation S-X) of the Trust. The following table provides information about the investments by the Mid Cap Value and the Small Cap Value Funds in shares of issuers of which the Trust is an affiliate for the six months ended February 28, 2007, including income earned from these affiliated issuers.

		Number of			Number of
		Shares Held			Shares
		Beginning	Shares	Shares	Held End	Value at
		of Period	Bought	Sold	of Period	End
Name of Affiliated Issuer	Fund	(in 000’s)	(in 000’s)	(in 000’s)	(in 000’s)	of Period	Income

Range Resources Corp.	Mid Cap Value	6,744	695	—	7,439	$237,517,372	$343,834

Caraustar Industries, Inc.	Small Cap Value	1,840	—	329	1,511	11,891,397	—

Cardiac Science Corp.	Small Cap Value	957	198	—	1,155	9,850,905	—

Millennium Bankshares Corp.	Small Cap Value	414	54	—	468	4,785,574	16,554

ProCentury Corp.	Small Cap Value	626	—	80	546	11,008,308	50,099

Wabash National Corp.	Small Cap Value	1,838	—	23	1,815	29,242,904	167,908

GOLDMAN SACHS VALUE EQUITY FUNDS

5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended February 28, 2007, are reported parenthetically under Investment Income on the Statements of Operations.
     The table below details securities lending activity as of, and for the six months ended February 28, 2007:

		Earnings Received	Amount Payable to
	Earnings of BGA	by the Funds	Goldman Sachs
	Relating to Securities	From Lending to	Upon Return of
	Loaned for the	Goldman Sachs for the	Securities Loaned
	six months ended	six months ended	as of
Fund	February 28, 2007	February 28, 2007	February 28, 2007

Large Cap Value	$485	$328	$—

Growth and Income	6,168	732	—

Mid Cap Value	25,700	55,077	76,215,950

Small Cap Value	38,109	33,828	30,904,100

6. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended February 28, 2007, the Funds did not have any borrowings under this facility.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
7. TAX INFORMATION
As of the Growth and Income Fund’s most recent fiscal year end, August 31, 2006, the Fund’s capital loss carryforward was $1,571,147, which expires on August 31, 2010. Due to a Fund merger, utilization of these losses may be limited under the Internal Revenue Code. The Large Cap Value, Mid Cap Value and Small Cap Value Funds had no capital loss carryforward as of August 31, 2006.
     At February 28, 2007, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap	Growth and	Mid Cap	Small Cap
	Value Fund	Income Fund	Value Fund	Value Fund

Tax Cost	$1,759,012,435	$1,321,880,653	$6,602,882,569	$1,916,146,801

Gross unrealized gain	165,444,130	233,385,398	1,152,349,034	397,279,184
Gross unrealized loss	(22,016,094)	(64,020,466)	(55,088,824)	(32,998,408)

Net unrealized security gain	$143,428,036	$169,364,932	$1,097,260,210	$364,280,776

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales and differences related to the tax treatment of partnership investments.
8. OTHER MATTERS
Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds including these Funds, and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. These Funds along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breaches of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation. Plaintiffs did not reactivate their appeal by the deadline.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires

GOLDMAN SACHS VALUE EQUITY FUNDS

8. OTHER MATTERS (continued)
the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than February 29, 2008. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required.

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Large Cap Value Fund

	For the Six Months Ended
	February 28, 2007		For the Year Ended
	(Unaudited)		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	12,293,294	$177,933,146	21,417,779	$285,104,810
Shares converted from Class B(a)	33,295	471,213	60,747	796,180
Reinvestment of dividends and distributions	2,088,359	30,030,606	2,907,805	37,045,436
Shares repurchased	(7,018,410)	(102,066,409)	(11,813,897)	(157,098,388)

	7,396,538	106,368,556	12,572,434	165,848,038

Class B Shares
Shares sold	405,461	5,724,348	365,525	4,757,330
Shares converted to Class A(a)	(34,136)	(471,213)	(62,154)	(796,180)
Reinvestment of dividends and distributions	63,657	895,016	130,284	1,627,246
Shares repurchased	(179,429)	(2,545,545)	(491,994)	(6,357,181)

	255,553	3,602,606	(58,339)	(768,785)

Class C Shares
Shares sold	2,182,190	30,599,358	1,701,749	22,114,210
Reinvestment of dividends and distributions	164,422	2,298,612	189,928	2,362,710
Shares repurchased	(243,575)	(3,426,214)	(665,437)	(8,628,229)

	2,103,037	29,471,756	1,226,240	15,848,691

Institutional Shares
Shares sold	32,243,982	474,571,200	19,432,914	259,017,632
Reinvestment of dividends and distributions	1,379,910	20,008,701	1,579,949	20,286,547
Shares repurchased	(5,346,541)	(78,646,595)	(8,408,587)	(113,147,128)

	28,277,351	415,933,306	12,604,276	166,157,051

Service Shares
Shares sold	157,751	2,265,042	197,147	2,596,999
Reinvestment of dividends and distributions	11,784	168,740	11,576	147,133
Shares repurchased	(23,055)	(331,462)	(51,525)	(685,335)

	146,480	2,102,320	157,198	2,058,797

NET INCREASE (DECREASE)	38,178,959	$557,478,544	26,501,809	$349,143,792

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

Growth and Income Fund

For the Six Months Ended
February 28, 2007		For the Year Ended
(Unaudited)		August 31, 2006

Shares	Dollars	Shares	Dollars

7,040,443	$208,862,391	5,591,288	$148,554,840
109,014	3,180,433	543,064	14,269,323
2,212,595	64,960,668	576,587	15,221,413
(2,729,269)	(81,005,573)	(5,608,258)	(148,875,593)

6,632,783	195,997,919	1,102,681	29,169,983

283,598	8,203,491	262,476	6,796,360
(112,064)	(3,180,433)	(558,151)	(14,269,323)
113,112	3,232,564	23,587	605,305
(320,501)	(9,159,480)	(1,115,800)	(28,608,415)

(35,855)	(903,858)	(1,387,888)	(35,476,073)

336,325	9,708,345	187,861	4,874,981
37,855	1,078,054	5,392	138,440
(60,206)	(1,730,771)	(162,329)	(4,167,357)

313,974	9,055,628	30,924	846,064

944,302	28,171,475	528,256	14,590,234
36,662	1,089,665	5,171	138,042
(365,321)	(11,037,331)	(319,227)	(8,518,014)

615,643	18,223,809	214,200	6,210,262

8,631	254,927	5,157	137,885
1,815	53,326	495	13,066
(4,448)	(135,211)	(12,455)	(315,485)

5,998	173,042	(6,803)	(164,534)

7,532,543	$222,546,540	(46,886)	$585,702

GOLDMAN SACHS VALUE EQUITY FUNDS
Notes to Financial Statements (continued)
February 28, 2007 (Unaudited)
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Mid Cap Value Fund

	For the Six Months Ended
	February 28, 2007		For the Year Ended
	(Unaudited)		August 31, 2006

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	18,352,128	$716,624,851	36,674,105	$1,333,084,001
Shares converted from Class B(a)	78,042	2,937,723	227,195	8,201,866
Reinvestment of dividends and distributions	4,221,095	164,116,153	5,283,824	184,616,979
Shares repurchased	(11,370,847)	(443,031,557)	(22,570,606)	(819,958,649)

	11,280,418	440,647,170	19,614,518	705,944,197

Class B Shares
Shares sold	60,492	2,284,745	264,943	9,337,542
Shares converted to Class A(a)	(80,480)	(2,937,723)	(233,381)	(8,201,866)
Reinvestment of dividends and distributions	214,880	8,109,576	394,639	13,445,348
Shares repurchased	(542,387)	(20,340,111)	(1,169,693)	(41,283,387)

	(347,495)	(12,883,513)	(743,492)	(26,702,363)

Class C Shares
Shares sold	480,481	18,076,319	1,359,257	47,644,083
Reinvestment of dividends and distributions	305,070	11,443,198	515,537	17,461,267
Shares repurchased	(952,101)	(35,757,118)	(2,007,961)	(70,594,195)

	(166,550)	(6,237,601)	(133,167)	(5,488,845)

Institutional Shares
Shares sold	11,418,675	453,059,821	20,085,253	736,002,642
Reinvestment of dividends and distributions	2,237,248	87,588,260	2,362,543	83,067,008
Shares repurchased	(4,961,626)	(196,790,881)	(6,748,840)	(247,345,508)

	8,694,297	343,857,200	15,698,956	571,724,142

Service Shares
Shares sold	2,280,526	88,784,297	2,984,368	107,881,180
Reinvestment of dividends and distributions	172,870	6,667,577	149,304	5,180,845
Shares repurchased	(654,622)	(25,379,183)	(884,945)	(31,886,117)

	1,798,774	70,072,691	2,248,727	81,175,908

NET INCREASE (DECREASE)	21,259,444	$835,455,947	36,685,542	$1,326,653,039

(a)	Class B Shares automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS VALUE EQUITY FUNDS

Small Cap Value Fund

For the Six Months Ended
February 28, 2007		For the Year Ended
(Unaudited)		August 31, 2006

Shares	Dollars	Shares	Dollars

2,939,894	$132,784,472	5,355,290	$230,947,459
40,766	1,814,713	155,658	6,604,037
1,817,085	79,988,071	1,739,168	71,531,985
(3,099,350)	(140,326,969)	(9,477,869)	(406,482,472)

1,698,395	74,260,287	(2,227,753)	(97,398,991)

17,327	710,057	34,997	1,381,089
(44,690)	(1,814,713)	(168,887)	(6,604,037)
164,073	6,546,515	190,890	7,228,989
(248,246)	(10,216,516)	(665,214)	(26,287,458)

(111,536)	(4,774,657)	(608,214)	(24,281,417)

76,694	3,111,650	169,909	6,694,970
207,447	8,268,847	213,286	8,070,758
(314,191)	(12,908,116)	(891,583)	(35,311,240)

(30,050)	(1,527,619)	(508,388)	(20,545,512)

2,357,974	110,629,651	4,923,661	219,630,302
1,154,096	52,603,715	927,827	39,330,586
(2,426,209)	(113,370,646)	(4,999,097)	(221,174,093)

1,085,861	49,862,720	852,391	37,786,795

321,882	14,380,631	546,948	23,502,391
86,840	3,766,220	61,912	2,514,879
(233,628)	(10,407,541)	(300,661)	(12,813,785)

175,094	7,739,310	308,199	13,203,485

2,817,764	$125,560,041	(2,183,765)	$(91,235,640)

GOLDMAN SACHS LARGE CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gain	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$13.80	$0.08		$1.07	$1.15	$(0.12)	$(0.50)	$(0.62)
2007 - B	13.44	0.03		1.04	1.07	(0.02)	(0.50)	(0.52)
2007 - C	13.40	0.03		1.03	1.06	(0.05)	(0.50)	(0.55)
2007 - Institutional	13.94	0.12		1.07	1.19	(0.17)	(0.50)	(0.67)
2007 - Service	13.75	0.08		1.06	1.14	(0.12)	(0.50)	(0.62)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	$13.40	$0.12		$1.36	$1.48	$(0.09)	$(0.99)	$(1.08)
2006 - B	13.09	0.02		1.32	1.34	—	(0.99)	(0.99)
2006 - C	13.06	0.03		1.31	1.34	(0.01)	(0.99)	(1.00)
2006 - Institutional	13.52	0.18		1.37	1.55	(0.14)	(0.99)	(1.13)
2006 - Service	13.37	0.11		1.35	1.46	(0.09)	(0.99)	(1.08)

2005 - A	11.80	0.13	(d)	1.65	1.78	(0.09)	(0.09)	(0.18)
2005 - B	11.54	0.04	(d)	1.61	1.65	(0.01)	(0.09)	(0.10)
2005 - C	11.53	0.03	(d)	1.61	1.64	(0.02)	(0.09)	(0.11)
2005 - Institutional	11.90	0.19	(d)	1.66	1.85	(0.14)	(0.09)	(0.23)
2005 - Service	11.80	0.12	(d)	1.65	1.77	(0.11)	(0.09)	(0.20)

2004 - A	9.86	0.08		1.95	2.03	(0.09)	—	(0.09)
2004 - B	9.66	—	(e)	1.91	1.91	(0.03)	—	(0.03)
2004 - C	9.67	—	(e)	1.90	1.90	(0.04)	—	(0.04)
2004 - Institutional	9.95	0.12		1.96	2.08	(0.13)	—	(0.13)
2004 - Service	9.91	0.06		1.96	2.02	(0.13)	—	(0.13)

2003 - A	9.24	0.08		0.63	0.71	(0.09)	—	(0.09)
2003 - B	9.11	0.01		0.61	0.62	(0.07)	—	(0.07)
2003 - C	9.11	0.01		0.62	0.63	(0.07)	—	(0.07)
2003 - Institutional	9.29	0.12		0.64	0.76	(0.10)	—	(0.10)
2003 - Service	9.29	0.08		0.63	0.71	(0.09)	—	(0.09)

2002 - A	10.21	0.08		(1.01)	(0.93)	(0.04)	—	(0.04)
2002 - B	10.10	—	(e)	(0.99)	(0.99)	—	—	—
2002 - C	10.10	—	(e)	(0.99)	(0.99)	—	—	—
2002 - Institutional	10.24	0.12		(1.01)	(0.89)	(0.06)	—	(0.06)
2002 - Service	10.23	0.08		(1.00)	(0.92)	(0.02)	—	(0.02)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.03 per share and 0.21% of average net assets.
(e)	Less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$14.33	8.32%	$840,534	1.19	%(c)	1.15	%(c)	1.20	%(c)	1.14	%(c)	38%
13.99	7.95	29,528	1.94	(c)	0.40	(c)	1.95	(c)	0.39	(c)	38
13.91	7.92	86,253	1.94	(c)	0.45	(c)	1.95	(c)	0.44	(c)	38
14.46	8.53	934,874	0.79	(c)	1.61	(c)	0.80	(c)	1.60	(c)	38
14.27	8.25	7,028	1.29	(c)	1.09	(c)	1.30	(c)	1.08	(c)	38

$13.80	11.67%	$707,319	1.23%		0.94%		1.23%		0.94%		66%
13.44	10.78	24,939	1.98		0.17		1.98		0.17		66
13.40	10.85	54,910	1.98		0.19		1.98		0.19		66
13.94	12.12	506,910	0.83		1.35		0.83		1.35		66
13.75	11.56	4,756	1.33		0.86		1.33		0.86		66

13.40	15.16	518,376	1.25		1.03	(d)	1.26		1.02	(d)	70
13.09	14.35	25,040	2.00		0.29	(d)	2.01		0.28	(d)	70
13.06	14.28	37,503	2.00		0.25	(d)	2.01		0.24	(d)	70
13.52	15.61	321,210	0.85		1.45	(d)	0.86		1.44	(d)	70
13.37	15.08	2,523	1.35		0.87	(d)	1.36		0.86	(d)	70

11.80	20.71	291,795	1.25		0.68		1.28		0.65		72
11.54	19.76	17,069	2.00		(0.07)		2.03		(0.10)		72
11.53	19.74	14,601	2.00		(0.07)		2.03		(0.10)		72
11.90	21.07	158,316	0.85		1.07		0.88		1.04		72
11.80	20.51	134	1.35		0.48		1.38		0.45		72

9.86	7.77	224,605	1.26		0.91		1.30		0.87		78
9.66	6.92	13,740	2.01		0.16		2.05		0.12		78
9.67	7.03	10,417	2.01		0.15		2.05		0.11		78
9.95	8.27	96,895	0.86		1.31		0.90		1.27		78
9.91	7.74	2	1.36		0.82		1.40		0.78		78

9.24	(9.12)	232,501	1.26		0.80		1.32		0.74		91
9.11	(9.80)	11,772	2.01		0.04		2.07		(0.02)		91
9.11	(9.80)	4,420	2.01		0.05		2.07		(0.01)		91
9.29	(8.73)	78,146	0.86		1.19		0.92		1.13		91
9.29	(9.03)	1	1.36		0.84		1.42		0.78		91

GOLDMAN SACHS GROWTH AND INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from					Distributions
		investment operations					to shareholders

	Net asset
	value,	Net		Net realized		Total from	From net	From net
	beginning	investment		and unrealized		investment	investment	realized	Total
Year - Share Class	of period	income(a)		gain (loss)		operations	income	gain	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$28.45	$0.28		$2.21		$2.49	$(0.18)	$(1.45)	$(1.63)
2007 - B	27.69	0.16		2.16		2.32	(0.08)	(1.45)	(1.53)
2007 - C	27.60	0.16		2.15		2.31	(0.08)	(1.45)	(1.53)
2007 - Institutional	28.81	0.35		2.23		2.58	(0.24)	(1.45)	(1.69)
2007 - Service	28.45	0.26		2.22		2.48	(0.17)	(1.45)	(1.62)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	$25.55	$0.46		$2.86		$3.32	$(0.42)	$—	$(0.42)
2006 - B	24.86	0.24		2.82		3.06	(0.23)	—	(0.23)
2006 - C	24.78	0.25		2.80		3.05	(0.23)	—	(0.23)
2006 - Institutional	25.86	0.57		2.91		3.48	(0.53)	—	(0.53)
2006 - Service	25.54	0.42		2.88		3.30	(0.39)	—	(0.39)

2005 - A	22.88	0.41	(d)	2.61	(e)	3.02	(0.35)	—	(0.35)
2005 - B	22.27	0.22	(d)	2.54	(e)	2.76	(0.17)	—	(0.17)
2005 - C	22.21	0.22	(d)	2.53	(e)	2.75	(0.18)	—	(0.18)
2005 - Institutional	23.15	0.52	(d)	2.63	(e)	3.15	(0.44)	—	(0.44)
2005 - Service	22.87	0.38	(d)	2.61	(e)	2.99	(0.32)	—	(0.32)

2004 - A	19.22	0.22		3.67		3.89	(0.23)	—	(0.23)
2004 - B	18.72	0.05		3.58		3.63	(0.08)	—	(0.08)
2004 - C	18.67	0.05		3.57		3.62	(0.08)	—	(0.08)
2004 - Institutional	19.44	0.31		3.72		4.03	(0.32)	—	(0.32)
2004 - Service	19.19	0.19		3.68		3.87	(0.19)	—	(0.19)

2003 - A	18.01	0.25		1.21		1.46	(0.25)	—	(0.25)
2003 - B	17.55	0.12		1.17		1.29	(0.12)	—	(0.12)
2003 - C	17.51	0.12		1.16		1.28	(0.12)	—	(0.12)
2003 - Institutional	18.22	0.33		1.21		1.54	(0.32)	—	(0.32)
2003 - Service	17.98	0.23		1.21		1.44	(0.23)	—	(0.23)

2002 - A	19.66	0.18		(1.69)		(1.51)	(0.14)	—	(0.14)
2002 - B	19.23	0.04		(1.65)		(1.61)	(0.07)	—	(0.07)
2002 - C	19.19	0.04		(1.65)		(1.61)	(0.07)	—	(0.07)
2002 - Institutional	19.84	0.22		(1.66)		(1.44)	(0.18)	—	(0.18)
2002 - Service	19.63	0.16		(1.68)		(1.52)	(0.13)	—	(0.13)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Reflects income recognized from a special dividend which amounted to $0.05 per share and 0.20% of average net assets.
(e)	Reflects an increase of $0.02 due to payments by affiliates during the period to reimburse certain security claims.
(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 13.33%, 12.45%, 12.45%, 13.78% and 13.20% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income		total expenses		income		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$29.31	8.78%	$1,287,638	1.16	%(c)	1.88	%(c)	1.16	%(c)	1.88	%(c)	28%
28.48	8.36	65,394	1.91	(c)	1.11	(c)	1.91	(c)	1.11	(c)	28
28.38	8.37	28,277	1.91	(c)	1.15	(c)	1.91	(c)	1.15	(c)	28
29.70	8.99	46,729	0.76	(c)	2.32	(c)	0.76	(c)	2.32	(c)	28
29.31	8.72	1,219	1.26	(c)	1.78	(c)	1.26	(c)	1.78	(c)	28

$28.45	13.14%	$1,061,063	1.18%		1.72%		1.19%		1.72%		51
27.69	12.36	64,579	1.93		0.93		1.94		0.93		51
27.60	12.33	18,834	1.93		0.97		1.94		0.97		51
28.81	13.62	27,590	0.78		2.14		0.79		2.14		51
28.45	13.06	1,013	1.28		1.59		1.29		1.59		51

25.55	13.37 (f)	924,479	1.19		1.65	(d)	1.21		1.63	(d)	45
24.86	12.50 (f)	92,469	1.94		0.91	(d)	1.96		0.89	(d)	45
24.78	12.49 (f)	16,149	1.94		0.89	(d)	1.96		0.87	(d)	45
25.86	13.83 (f)	19,226	0.79		1.94	(d)	0.81		1.92	(d)	45
25.54	13.24 (f)	1,083	1.29		1.57	(d)	1.31		1.55	(d)	45

22.88	20.27	637,130	1.19		1.02		1.21		1.00		54
22.27	19.38	93,367	1.94		0.27		1.96		0.25		54
22.21	19.40	12,159	1.94		0.27		1.96		0.25		54
23.15	20.75	4,659	0.79		1.43		0.81		1.41		54
22.87	20.14	1,204	1.29		0.94		1.31		0.92		54

19.22	8.25	401,439	1.20		1.42		1.24		1.38		55
18.72	7.43	81,765	1.95		0.68		1.99		0.64		55
18.67	7.39	9,661	1.95		0.68		1.99		0.64		55
19.44	8.63	3,615	0.80		1.83		0.84		1.79		55
19.19	8.14	2,191	1.30		1.33		1.34		1.29		55

18.01	(7.74)	291,151	1.20		0.95		1.22		0.93		89
17.55	(8.42)	76,772	1.95		0.19		1.97		0.17		89
17.51	(8.42)	9,336	1.95		0.21		1.97		0.19		89
18.22	(7.36)	4,539	0.80		1.12		0.82		1.10		89
17.98	(7.80)	3,819	1.30		0.83		1.32		0.81		89

GOLDMAN SACHS MID CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
		investment operations			to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain	operations	income	gain	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$36.84	$0.12	$4.80	$4.92	$(0.18)	$(1.67)	$(1.85)
2007 - B	35.73	(0.03)	4.66	4.63	—	(1.67)	(1.67)
2007 - C	35.52	(0.03)	4.63	4.60	—	(1.67)	(1.67)
2007 - Institutional	37.18	0.20	4.84	5.04	(0.32)	(1.67)	(1.99)
2007 - Service	36.57	0.10	4.76	4.86	(0.17)	(1.67)	(1.84)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	$36.88	$0.18	$2.30	$2.48	$(0.13)	$(2.39)	$(2.52)
2006 - B	35.96	(0.09)	2.25	2.16	—	(2.39)	(2.39)
2006 - C	35.76	(0.09)	2.24	2.15	—	(2.39)	(2.39)
2006 - Institutional	37.17	0.33	2.32	2.65	(0.25)	(2.39)	(2.64)
2006 - Service	36.67	0.15	2.29	2.44	(0.15)	(2.39)	(2.54)

2005 - A	30.82	0.15	8.36	8.51	(0.10)	(2.35)	(2.45)
2005 - B	30.23	(0.11)	8.19	8.08	—	(2.35)	(2.35)
2005 - C	30.08	(0.11)	8.14	8.03	—	(2.35)	(2.35)
2005 - Institutional	31.01	0.29	8.41	8.70	(0.19)	(2.35)	(2.54)
2005 - Service	30.68	0.12	8.31	8.43	(0.09)	(2.35)	(2.44)

2004 - A	25.37	0.11	5.51	5.62	(0.17)	—	(0.17)
2004 - B	24.92	(0.11)	5.42	5.31	—	—	—
2004 - C	24.81	(0.11)	5.40	5.29	(0.02)	—	(0.02)
2004 - Institutional	25.49	0.23	5.53	5.76	(0.24)	—	(0.24)
2004 - Service	25.26	0.09	5.51	5.60	(0.18)	—	(0.18)

2003 - A	24.17	0.19	1.65	1.84	(0.14)	(0.50)	(0.64)
2003 - B	23.80	0.02	1.62	1.64	(0.02)	(0.50)	(0.52)
2003 - C	23.73	0.02	1.60	1.62	(0.04)	(0.50)	(0.54)
2003 - Institutional	24.24	0.29	1.66	1.95	(0.20)	(0.50)	(0.70)
2003 - Service	24.12	0.17	1.65	1.82	(0.18)	(0.50)	(0.68)

2002 - A	24.34	0.18	0.45	0.63	(0.18)	(0.62)	(0.80)
2002 - B	24.01	(0.01)	0.45	0.44	(0.03)	(0.62)	(0.65)
2002 - C	23.98	(0.01)	0.45	0.44	(0.07)	(0.62)	(0.69)
2002 - Institutional	24.35	0.27	0.45	0.72	(0.21)	(0.62)	(0.83)
2002 - Service	24.14	0.16	0.44	0.60	—	(0.62)	(0.62)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MID CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$39.91	13.48%	$4,171,319	1.16	%(c)	0.61	%(c)	1.17	%(c)	0.60	%(c)	27%
38.69	13.06	209,967	1.91	(c)	(0.14	) (c)	1.92	(c)	(0.15	) (c)	27
38.45	13.05	376,389	1.91	(c)	(0.14	) (c)	1.92	(c)	(0.15	) (c)	27
40.23	13.70	2,337,945	0.76	(c)	1.02	(c)	0.77	(c)	1.01	(c)	27
39.59	13.42	245,772	1.26	(c)	0.52	(c)	1.27	(c)	0.51	(c)	27

$36.84	7.14%	$3,434,753	1.17%		0.51%		1.19%		0.49%		49%
35.73	6.34	206,336	1.92		(0.25)		1.94		(0.27)		49
35.52	6.35	353,614	1.92		(0.25)		1.94		(0.27)		49
37.18	7.58	1,837,408	0.77		0.91		0.79		0.90		49
36.57	7.05	161,237	1.27		0.42		1.29		0.41		49

36.88	28.68	2,714,610	1.22		0.43		1.23		0.42		58
35.96	27.76	234,405	1.97		(0.34)		1.98		(0.35)		58
35.76	27.73	360,806	1.97		(0.31)		1.98		(0.32)		58
37.17	29.20	1,253,069	0.82		0.82		0.83		0.81		58
36.67	28.55	79,224	1.32		0.35		1.33		0.34		58

30.82	22.24	915,091	1.24		0.37		1.24		0.37		71
30.23	21.31	148,555	1.99		(0.38)		1.99		(0.38)		71
30.08	21.35	96,007	1.99		(0.37)		1.99		(0.37)		71
31.01	22.71	537,533	0.84		0.78		0.84		0.78		71
30.68	22.27	13,997	1.34		0.30		1.34		0.30		71

25.37	7.88	504,693	1.25		0.83		1.25		0.83		80
24.92	7.09	110,569	2.00		0.09		2.00		0.09		80
24.81	7.07	53,835	2.00		0.09		2.00		0.09		80
25.49	8.34	330,827	0.85		1.24		0.85		1.24		80
25.26	7.83	3,008	1.35		0.72		1.35		0.72		80

24.17	2.67	342,976	1.27		0.72		1.27		0.72		92
23.80	1.90	89,434	2.02		(0.04)		2.02		(0.04)		92
23.73	1.87	39,498	2.02		(0.03)		2.02		(0.03)		92
24.24	3.05	318,916	0.87		1.11		0.87		1.11		92
24.12	2.55	921	1.37		0.63		1.37		0.63		92

GOLDMAN SACHS SMALL CAP VALUE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
		investment operations				to shareholders

	Net asset
	value,	Net	Net realized		Total from	From net	From net
	beginning	investment	and unrealized		investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)		operations	income	gain	distributions

FOR THE SIX MONTHS ENDED FEBRUARY 28, (Unaudited)

2007 - A	$43.93	$(0.01)	$4.63		$4.62	$—	$(3.78)	$(3.78)
2007 - B	40.23	(0.16)	4.23		4.07	—	(3.78)	(3.78)
2007 - C	40.19	(0.16)	4.22		4.06	—	(3.78)	(3.78)
2007 - Institutional	45.40	0.09	4.79		4.88	(0.10)	(3.78)	(3.88)
2007 - Service	43.34	(0.03)	4.57		4.54	—	(3.78)	(3.78)
FOR THE YEARS ENDED AUGUST 31,

2006 - A	$43.07	$0.02	$4.07		$4.09	$—	$(3.23)	$(3.23)
2006 - B	39.98	(0.28)	3.76		3.48	—	(3.23)	(3.23)
2006 - C	39.95	(0.28)	3.75		3.47	—	(3.23)	(3.23)
2006 - Institutional	44.24	0.19	4.20		4.39	—	(3.23)	(3.23)
2006 - Service	42.58	(0.04)	4.03		3.99	—	(3.23)	(3.23)

2005 - A	39.25	0.06	6.39	(e)	6.45	—	(2.63)	(2.63)
2005 - B	36.86	(0.23)	5.98	(e)	5.75	—	(2.63)	(2.63)
2005 - C	36.84	(0.23)	5.97	(e)	5.74	—	(2.63)	(2.63)
2005 - Institutional	40.09	0.20	6.58	(e)	6.78	—	(2.63)	(2.63)
2005 - Service	38.86	— (d)	6.35	(e)	6.35	—	(2.63)	(2.63)

2004 - A	33.77	(0.16)	6.29		6.13	—	(0.65)	(0.65)
2004 - B	31.99	(0.43)	5.95		5.52	—	(0.65)	(0.65)
2004 - C	31.96	(0.43)	5.96		5.53	—	(0.65)	(0.65)
2004 - Institutional	34.35	(0.01)	6.40		6.39	—	(0.65)	(0.65)
2004 - Service	33.48	(0.21)	6.24		6.03	—	(0.65)	(0.65)

2003 - A	27.79	— (d)	6.03		6.03	(0.02)	(0.03)	(0.05)
2003 - B	26.50	(0.19)	5.71		5.52	—	(0.03)	(0.03)
2003 - C	26.48	(0.20)	5.71		5.51	—	(0.03)	(0.03)
2003 - Institutional	28.25	0.12	6.13		6.25	(0.12)	(0.03)	(0.15)
2003 - Service	27.56	(0.02)	5.97		5.95	—	(0.03)	(0.03)

2002 - A	28.55	0.09	(0.76)		(0.67)	(0.09)	—	(0.09)
2002 - B	27.35	(0.12)	(0.73)		(0.85)	—	—	—
2002 - C	27.38	(0.13)	(0.77)		(0.90)	—	—	—
2002 - Institutional	28.98	0.21	(0.76)		(0.55)	(0.18)	—	(0.18)
2002 - Service	28.43	0.05	(0.74)		(0.69)	(0.18)	—	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Annualized.
(d)	Less than $0.005 per share.
(e)	Reflects an increase of $0.01 due to payments by affiliates during the period to reimburse certain security claims.
(f)	Performance has not been restated to reflect the impact of security claims recorded during the period. If restated, the performance would have been 16.71%, 15.85%, 15.83%, 17.20% and 16.61% for Class A, Class B, Class C, Institutional and Service Shares, respectively.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE FUND

							Ratios assuming no
							expense reductions

					Ratio of				Ratio of
		Net assets,	Ratio of		net investment		Ratio of		net investment
Net asset		end of	net expenses		income (loss)		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		net assets		rate

$44.77	10.66%	$1,090,133	1.47	%(c)	(0.03	)%(c)	1.47	%(c)	(0.03	)%(c)	33%
40.52	10.26	79,615	2.22	(c)	(0.77	)(c)	2.22	(c)	(0.77	)(c)	33
40.47	10.27	109,683	2.22	(c)	(0.78	)(c)	2.22	(c)	(0.78	)(c)	33
46.40	10.89	777,154	1.07	(c)	0.37(c	)	1.07(c	)	0.37(c	)	33
44.10	10.62	54,261	1.57	(c)	(0.14	)(c)	1.57	(c)	(0.14	)(c)	33

$43.93	10.01%	$994,880	1.47%		0.04%		1.48%		0.04%		46%
40.23	9.21	83,531	2.22		(0.70)		2.23		(0.70)		46
40.19	9.19	110,108	2.22		(0.70)		2.23		(0.71)		46
45.40	10.45	711,046	1.07		0.43		1.08		0.43		46
43.34	9.88	45,735	1.58		(0.10)		1.58		(0.10)		46

43.07	16.73 (f)	1,071,447	1.48		0.14		1.48		0.14		48
39.98	15.88 (f)	107,342	2.23		(0.59)		2.23		(0.59)		48
39.95	15.86 (f)	129,767	2.23		(0.60)		2.23		(0.60)		48
44.24	17.23 (f)	655,181	1.08		0.48		1.08		0.48		48
42.58	16.64 (f)	31,806	1.58		—		1.58		—		48

39.25	18.30	920,309	1.49		(0.43)		1.49		(0.43)		57
36.86	17.40	114,169	2.24		(1.17)		2.24		(1.17)		57
36.84	17.45	127,560	2.24		(1.18)		2.24		(1.18)		57
40.09	18.76	332,947	1.09		(0.04)		1.09		(0.04)		57
38.86	18.16	19,131	1.59		(0.55)		1.59		(0.55)		57

33.77	21.75	592,863	1.51		0.01		1.52		—		58
31.99	20.84	93,528	2.26		(0.71)		2.27		(0.72)		58
31.96	20.82	76,112	2.26		(0.74)		2.27		(0.75)		58
34.35	22.22	117,968	1.11		0.43		1.12		0.42		58
33.48	21.60	4,100	1.61		(0.09)		1.62		(0.10)		58

27.79	(2.34)	372,900	1.51		0.32		1.53		0.30		75
26.50	(3.11)	76,494	2.26		(0.43)		2.28		(0.45)		75
26.48	(3.29)	46,416	2.26		(0.46)		2.28		(0.48)		75
28.25	(1.91)	90,177	1.11		0.71		1.13		0.69		75
27.56	(2.43)	3,326	1.61		0.17		1.63		0.15		75

GOLDMAN SACHS VALUE EQUITY FUNDS
Fund Expenses (Unaudited) — Six Month Period Ended February 28, 2007
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and redemption fees (with respect to Class A, Class B, Class C, Institutional and Service Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional and Service Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2006 through February 28, 2007.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Large Cap Value Fund				Growth and Income Fund				Mid Cap Value Fund				Small Cap Value Fund

				Expenses				Expenses				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended	Account Value	Account Value		6 months ended
Share Class	9/1/06	2/28/07		2/28/07*	9/1/06	2/28/07		2/28/07*	9/1/06	2/28/07		2/28/07*	9/1/06	2/28/07		2/28/07*

Class A
Actual	$1,000.00	$1,083.20		$6.17	$1,000.00	$1,087.80		$6.00	$1,000.00	$1,134.80		$6.15	$1,000.00	$1,106.60		$7.66
Hypothetical 5% return	1,000.00	1,018.87	+	5.98	1,000.00	1,019.04	+	5.80	1,000.00	1,019.03	+	5.81	1,000.00	1,017.52	+	7.34

Class B
Actual	1,000.00	1,079.50		10.03	1,000.00	1,083.60		9.86	1,000.00	1,130.60		10.09	1,000.00	1,102.60		11.55
Hypothetical 5% return	1,000.00	1,015.15	+	9.72	1,000.00	1,015.33	+	9.54	1,000.00	1,015.32	+	9.54	1,000.00	1,013.81	+	11.06

Class C
Actual	1,000.00	1,079.20		10.03	1,000.00	1,083.70		9.87	1,000.00	1,130.50		10.09	1,000.00	1,102.70		11.56
Hypothetical 5% return	1,000.00	1,015.15	+	9.72	1,000.00	1,015.33	+	9.54	1,000.00	1,015.32	+	9.54	1,000.00	1,013.81	+	11.06

Institutional
Actual	1,000.00	1,085.30		4.13	1,000.00	1,089.90		3.94	1,000.00	1,137.00		4.04	1,000.00	1,108.90		5.58
Hypothetical 5% return	1,000.00	1,020.84	+	4.00	1,000.00	1,021.02	+	3.81	1,000.00	1,021.02	+	3.82	1,000.00	1,019.50	+	5.34

Service
Actual	1,000.00	1,082.50		6.68	1,000.00	1,087.20		6.52	1,000.00	1,134.20		6.68	1,000.00	1,106.20		8.19
Hypothetical 5% return	1,000.00	1,018.37	+	6.48	1,000.00	1,018.55	+	6.30	1,000.00	1,018.53	+	6.32	1,000.00	1,017.02	+	7.84

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 28, 2007. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the calendar year. The expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Large Cap Value	1.19%	1.94%	1.94%	0.79%	1.29%
Growth and Income	1.16	1.91	1.91	0.76	1.26
Mid Cap Value	1.16	1.91	1.91	0.76	1.26
Small Cap Value	1.47	2.22	2.22	1.07	1.57

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE
Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $664.4 billion in assets under management as of December 31, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund

▪  Ultra-Short Duration
Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free
Municipal Fund
▪  New York Intermediate AMT-Free
Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/ Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity
Flex Fund
▪  Concentrated International
Equity Fund[2] ▪  Japanese Equity Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and
Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate
Securities Fund
▪  Tollkeeper FundSM
▪ Commodity Strategy Fund

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006 the International Equity Fund was renamed the Concentrated International Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Richard P. Strubel	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Beginning the fiscal quarter ended November 30, 2004 and every first and third fiscal quarter thereafter, the Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.
The Large Cap Value, Mid Cap Value and Small Cap Value Funds may invest in fixed income securities. Investments in fixed income securities are subject to the risks associated with debt securities including credit and interest rate risk.
The Large Cap Value Fund may participate in the Initial Public Offering (IPO) market, and a portion of the Fund’s returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-676	VALUESAR / 353.3K / 4-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

N/A

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	May 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2007